                               EMULEX CORPORATION
                              3535 Harbor Boulevard
                          Costa Mesa, California 92626
                                 (714) 662-5600


                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                         TO BE HELD ON NOVEMBER 18, 1999


To the Stockholders of EMULEX CORPORATION:

                  You are cordially invited to attend the Annual Meeting of Stockholders of Emulex Corporation, a Delaware corporation (the "Company"), which will be held at the corporate headquarters of the Company at 3535 Harbor Boulevard, Costa Mesa, California, at 10:00 a.m., Pacific Standard Time, on Thursday, November 18, 1999, to consider and act upon the following matters, all as more fully described in the accompanying Proxy Statement which is incorporated herein by this reference:

                  1. To elect a board of five directors to serve until the next annual meeting of the Company's stockholders and until their successors have been elected and qualify;

                  2. To consider and take action concerning an amendment of the Company's Certificate of Incorporation (the form of which is included as Appendix A to the accompanying Proxy Statement), pursuant to which (i) the authorized number of shares of common stock of the Company will be increased from 20,000,000 to 120,000,000 shares, (ii) a stock split of outstanding shares of common stock of the Company will be effected on the basis of one new share of common stock for each outstanding share of common stock, and (iii) the par value of the common stock of the Company will be reduced from $.20 per share to $.10 per share;

                  3. To consider and take action concerning approval of an amendment of the Company's Employee Stock Option Plan (a copy of which, as amended, is included as Appendix B to the accompanying Proxy Statement) which increases the number of shares authorized for issuance under such plan by 725,000 shares;

                  4. To consider and take action concerning approval of an amendment of the Company's 1997 Stock Option Plan for Non-Employee Directors (a copy of which, as amended, is included as Appendix C to the accompanying Proxy Statement) which increases the number of shares authorized for issuance under such plan by 100,000 shares;

                  5. To ratify the selection of KPMG LLP as the Company's independent public accountants for fiscal year 2000; and

                  6. To transact such other business as may properly come before the meeting or any adjournment thereof.

                  Stockholders of record of the Company's common stock at the close of business on October 4, 1999, the record date fixed by the Board of Directors, are entitled to notice of, and to vote at, the meeting.

                  THOSE WHO CANNOT ATTEND ARE URGED TO SIGN, DATE, AND OTHERWISE COMPLETE THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. ANY STOCKHOLDER GIVING A PROXY HAS THE RIGHT TO REVOKE IT AT ANY TIME BEFORE IT IS VOTED.

                                       BY ORDER OF THE BOARD OF DIRECTORS

                                       /s/ Michael J. Rockenbach

                                       Michael J. Rockenbach

                                       Vice President, Chief Financial Officer,
                                       Secretary and Treasurer

Costa Mesa, California
October 22, 1999

                               EMULEX CORPORATION
                              3535 Harbor Boulevard
                          Costa Mesa, California 92626
                                 (714) 662-5600
                                -----------------

                                 PROXY STATEMENT
                               ------------------

                   Approximate date proxy material first sent
                       to stockholders: October 22, 1999
                               ------------------


                  The following information is provided in connection with the solicitation of proxies for the Annual Meeting of Stockholders of Emulex Corporation, a Delaware corporation (the "Company"), to be held at the Company's headquarters at 3535 Harbor Boulevard, Costa Mesa, California, at 10:00 a.m., Pacific Standard Time, on Thursday, November 18, 1999, and adjournments thereof (the "Meeting"), for the purposes stated in the Notice of Annual Meeting of Stockholders preceding this Proxy Statement.


                     SOLICITATION AND REVOCATION OF PROXIES

                  A form of proxy is being furnished herewith by the Company to each stockholder, and, in each case, is solicited on behalf of the Board of Directors of the Company for use at the Meeting. The entire cost of soliciting these proxies will be borne by the Company. The Company may pay persons holding shares in their names or the names of their nominees for the benefit of others, such as brokerage firms, banks, depositaries, and other fiduciaries, for costs incurred in forwarding soliciting materials to their principals. In that connection, the Company has retained ChaseMellon Shareholder Services, Los Angeles, California, to deliver soliciting materials to such record holders for distribution by them to their principals and to assist the Company in collecting proxies from such holders. The cost of these services, excluding out-of-pocket expenses, is not expected to exceed $4,000. Members of the management of the Company may also solicit some stockholders in person, or by telephone, telegraph or facsimile, following solicitation by this Proxy Statement, but will not be separately compensated for such solicitation services.

                  Proxies duly executed and returned by stockholders and received by the Company before the Meeting will be voted "FOR" the election of all five of the nominee-directors specified herein, "FOR" the amendment of the Company's Certificate of Incorporation, "FOR" approval of the amendment of the Company's Employee Stock Option Plan, "FOR" approval of the amendment of the Company's 1997 Stock Option Plan for Non-Employee Directors, and "FOR" the ratification of the selection of KPMG LLP as the Company's independent public accountants for fiscal year 2000, unless a contrary choice is specified in the proxy. Where a specification is indicated as provided in the proxy, the shares represented by the proxy will be voted and cast in accordance with the specification made. As to other matters, if any, to be voted upon, the persons designated as proxies will take such actions as they, in their discretion, may deem advisable. The persons named as proxies were selected by the Board of Directors of the Company and each of them is a director of the Company.

                  Under the Company's Bylaws and Delaware law, shares represented by proxies that reflect abstentions or "broker non-votes" (i.e., shares held by a broker or nominee which are represented at the Meeting, but with respect to which such broker or nominee is not empowered to vote on a particular proposal) will be counted as shares that are present and entitled to vote for purposes of determining the presence of a quorum. Any shares not voted (whether by abstention, broker non-vote or otherwise) will have no impact in the election of directors, except to the extent that the failure to vote for an individual results in another individual receiving a larger proportion of votes. Abstentions as to the proposals to amend the Company's Certificate of Incorporation, approve the amendment of the Company's Employee

Stock Option Plan, approve the amendment of the Company's 1997 Stock Option Plan for Non-Employee Directors, and ratify the selection of KPMG LLP as the Company's independent public accountants will have the same effect as votes against such proposals. For purposes of the proposal to amend the Company's Certificate of Incorporation, broker non-votes will have the same effect as votes against such proposal, but with respect to each of the other proposals, broker non-votes will be treated as unvoted for purposes of determining approval of such proposals and will not be counted as votes for or against such proposals.

                  Your execution of the enclosed proxy will not affect your right as a stockholder to attend the Meeting and to vote in person. Any stockholder giving a proxy has a right to revoke it at any time by either (a) a later-dated proxy, (b) a written revocation sent to and received by the Secretary of the Company prior to the Meeting, or (c) attendance at the Meeting and voting in person.


                  VOTING SECURITIES AND PRINCIPAL STOCKHOLDERS

                  The Company has outstanding only common stock, of which 17,519,618 shares were outstanding as of the close of business on October 4, 1999 (the "Record Date"). Only stockholders of record on the books of the Company at the close of business on the Record Date will be entitled to vote at the Meeting. Each share of common stock is entitled to one vote.

                  Representation at the Meeting by the holders of a majority of the outstanding common stock of the Company, either by personal attendance or by proxy, will constitute a quorum.

                  The following table sets forth information as to the beneficial ownership of the Company's common stock by all directors and the persons identified in the Summary Compensation Table, as well as by current directors and executive officers of the Company as a group and, to the best of the Company's knowledge, beneficial owners of 5% or more of the Company's common stock. The information in the following table is based on ownership of the Company's common stock as of the Record Date.


                                                                     AMOUNT AND NATURE OF
      TITLE OF CLASS             NAME OF BENEFICIAL OWNER          BENEFICIAL OWNERSHIP(1)       PERCENT OF CLASS(2)
      --------------             ------------------------          -----------------------       -------------------
DIRECTORS:
Common Stock                Fred B. Cox                                     505,000(3)                   2.9%
Common Stock                Paul F. Folino                                  366,772(4)                   2.1
Common Stock                Michael P. Downey                                69,000(4)                    *
Common Stock                Robert H. Goon                                   15,552(5)                    *
Common Stock                Don M. Lyle                                      60,000(4)                    *

NON-DIRECTOR
EMPLOYEES:
Common Stock                Ronald P. Quagliara                              68,623(6)                    *
Common Stock                Kirk D. Roller                                    3,126(4)                    *
Common Stock                Michael J. Rockenbach                            68,915(7)                    *
Common Stock                Teresa W. Blackledge(8)                            45,281                     *
Common Stock                All directors and executive
                            officers as a group
                            (11 persons)(9)                               1,247,892(4)                   6.9%

5% STOCKHOLDERS:
Common Stock                Fidelity Management &                        2,153,216(10)                  12.3%
                            Research
                            One Federal Street
                            Boston, MA 02109

                                                                     AMOUNT AND NATURE OF
      TITLE OF CLASS             NAME OF BENEFICIAL OWNER          BENEFICIAL OWNERSHIP(1)       PERCENT OF CLASS(2)
      --------------             ------------------------          -----------------------       -------------------
Common Stock                Putnam Investment                             1,349,320(10)                  7.7%
                            Management, Inc.
                            One Post Office Square
                            Boston, MA 02109
Common Stock                Pilgrim Baxter & Associates                   1,076,600(10)                  6.1%
                            825 Duportail Road
                            Wayne, PA 19087


--------------------

(1) Except as otherwise indicated and subject to applicable community property and similar laws, the Company assumes that each named owner has the sole voting and investment power with respect to their shares (other than shares subject to options).

(2) Percent of class is based on the number of shares outstanding on the Record Date plus, with respect to each named person, the number of shares of common stock, if any, which the stockholder has the right to acquire within 60 days of such date. Ownership of less than one percent is indicated by an asterisk.

(3) Consists of 450,000 shares held in a family trust of which Mr. Cox and his wife are co-trustees and share voting and investment power and 55,000 shares which are subject to options held by Mr. Cox which are currently, or within the next 60 days will be, exercisable.

(4) Includes shares which are purchasable pursuant to stock options which are currently, or within the next 60 days will be, exercisable.

(5) Consists of 552 shares held by Mr. Goon's wife and 15,000 shares which are subject to options held by Mr. Goon which are currently, or within the next 60 days will be, exercisable.

(6) Consists of 9,280 shares held by Mr. Quagliara, 720 shares held by his children and 58,623 shares which are subject to options held by Mr. Quagliara which are currently, or within the next 60 days will be, exercisable.

(7) Consists of 39,212 shares held by Mr. Rockenbach, 840 shares held by his children and 28,863 shares which are subject to options held by Mr. Rockenbach which are currently, or within the next 60 days will be, exercisable.

(8)     Ms. Blackledge resigned as an officer of the Company in October 1999.

(9) Includes persons who serve as executive officers of the Company's principal subsidiaries.

(10) Based on conversations with the beneficial owner and/or public filings by such owner, it is the Company's belief that (i) these shares are beneficially owned in the capacity of an investment adviser registered under the Investment Advisers Act of 1940, (ii) voting power is exercised pursuant to investment management contracts, and (iii) no single client of the adviser owns more than 5% of the Company's common stock.


        The Company knows of no contractual arrangements which may at a subsequent date result in a change of control of the Company.

                      NOMINATION AND ELECTION OF DIRECTORS

               The Company's directors are to be elected at each annual meeting of stockholders. The five nominees for election as directors at this Meeting set forth in the table below are all recommended by the Board of Directors of the Company. All of the nominated directors were elected as directors at the 1998 Annual Meeting of Stockholders of the Company.

               In the event that any of the nominees for director should become unable to serve if elected, it is intended that shares represented by proxies which are executed and returned will be voted for such substitute nominee(s) as may be recommended by the Company's existing Board of Directors.

               The five nominee-directors receiving the highest number of votes cast at the Meeting will be elected as the Company's directors to serve until the next annual meeting of stockholders and until their successors are elected and qualify. Subject to certain exceptions specified below, stockholders of record on the Record Date are entitled to cumulate their votes in the election of the Company's directors (i.e., they are entitled to the number of votes determined by multiplying the number of shares held by them times the number of directors to be elected) and may cast all of their votes so determined for one person, or spread their votes among two or more persons as they see fit. No stockholder shall be entitled to cumulate votes for a given candidate for director unless such candidate's name has been placed in nomination prior to the vote and the stockholder has given notice at the Meeting, prior to the voting, of the stockholder's intention to cumulate his or her votes. If any one stockholder has given such notice, all stockholders may cumulate their votes for candidates in nomination. Discretionary authority to cumulate votes is hereby solicited by the Board of Directors.

               The Company's Bylaws provide that only persons who are nominated in accordance with specified Bylaw procedures shall be eligible for election as directors. Nominations of persons for election to the Board of Directors may be made at a meeting of stockholders by, or at the direction of, the Board of Directors or by any stockholder entitled to vote for the election of directors who complies with certain notice procedures set forth in the Bylaws. Such nominations must be made by written notice to the Secretary of the Company and must be delivered or mailed and received at the principal executive offices of the Company not less than 60 days or more than 90 days prior to the date of the meeting. In the event that the first public disclosure of the date of the meeting is made less than 70 days prior to the date of the meeting, notice by the stockholder will be timely if received not later than the close of business on the tenth day following the day on which such disclosure was first made. The stockholder's notice must set forth certain information concerning the proposed nominee and the stockholder giving notice, as set forth in the Bylaws.

               The following table sets forth certain information concerning the nominees for election as directors (all of such nominees being continuing members of the Company's present Board of Directors):


Nominee(1)                                       Principal Occupation                                  Age
----------                                       --------------------                                  ---
Fred B. Cox(2)                Chairman of the Company and Director of Continuus                        65
                              Software Corporation

Paul F. Folino                President and Chief Executive Officer of the Company                     54

Michael P. Downey(3)          Chairman of the Board of Artisoft, Inc.                                  52

Robert H. Goon(3)             Lawyer, Partner in the law firm of Jeffer, Mangels,                      58
                              Butler & Marmaro LLP, counsel to the Company

Don M. Lyle(2)                Principal of Technology Management Co., a management                     60
                              consulting firm specializing in high technology companies

--------------------

(1) The Company does not have a nominating committee of the Board of Directors. The nominees for election as directors at the Meeting were selected by the Board of Directors of the Company.

(2) Member of the compensation committee of the Board of Directors of the Company, currently consisting of two directors, neither of whom is an employee of the Company, which held four meetings during the last fiscal year of the Company. The compensation committee reviews the performance of the executive officers of the Company and its subsidiaries and reviews the compensation programs for other key employees, including salary and cash bonus levels and option grants under the Emulex Corporation Employee Stock Option Plan.

(3) Member of the audit committee of the Board of Directors of the Company, currently consisting of two directors, neither of whom is an employee of the Company, which held four meetings during the last fiscal year of the Company. The audit committee reviews, acts on, and reports to the Board of Directors with respect to various auditing and accounting matters, including the selection of the Company's independent public accountants, the scope of the annual audits, the nature of nonaudit services, the fees to be paid to the independent public accountants, the performance of the Company's independent public accountants and the accounting practices of the Company.

               Mr. Cox is a founder of the Company and has served as a director since its inception in 1979. Mr. Cox served as the Company's Chief Executive Officer from its inception until he retired in October 1990. From November 1991 until November 1994, Mr. Cox served as President of Continuus Software Corporation, a developer and marketer of computer software products, and currently serves as a member of its Board of Directors.

               Mr. Folino was appointed in May 1993 to serve as the President and Chief Executive Officer of the Company and as a director of the Company. From January 1991 to May 1993, Mr. Folino was President and Chief Operating Officer of Thomas-Conrad Corporation, a manufacturer of local area networking products.

               Mr. Downey has served as a director of the Company since February 1994 and is Chairman of the Audit Committee. From 1986 to 1997, Mr. Downey served as the senior financial executive of Nellcor Puritan Bennett and one of its predecessors, a manufacturer of medical instruments. From 1984 to 1986, Mr. Downey was Vice President of Finance with Shugart Corporation, a manufacturer of disk drives. Mr. Downey serves as chairman of the board of Artisoft, a networking software company, and as a director of Resound Corporation, a hearing health company.

               Mr. Goon has served as a director of the Company since its inception in 1979. He has been engaged in the practice of law for 34 years. For more than the last five years, he has been a partner in the law firm of Jeffer, Mangels, Butler & Marmaro LLP, counsel to the Company.

               Mr. Lyle has served as a director of the Company since February 1994 and is Chairman of the Compensation Committee. Since 1983 he has served as an independent consultant to various computer and venture capital companies and as a principal of Technology Management Company, a management consulting firm specializing in high technology companies. Mr. Lyle also serves as a member of the board of directors of Axiohm Transaction Systems, a print head and specialty printing company, Systech Corp., a data communications company, and Datawatch Corporation, an applications software company.

               There were five meetings of the Board of Directors of the Company during the last fiscal year of the Company. Each of the directors of the Company attended 75% or more of the aggregate of the total number of meetings of the Board of Directors held during the last fiscal year and the total number of meetings held by all committees of the Board of Directors on which he served during the last fiscal year.

COMPENSATION OF DIRECTORS

               Directors' Fees. Directors who are not employees of the Company receive a quarterly retainer of $4,000 plus $1,000 for each meeting of the Board of Directors in excess of five per year, and reimbursement for travel expenses. In addition, the chairman of the audit and compensation committees receive an additional quarterly retainer of $500, while committee members receive an additional quarterly retainer of $300. Directors who are employees of the Company receive no additional compensation for serving on the Board of Directors. Directors are entitled to reimbursement for out-of-pocket expenses in connection with attendance at Board and committee meetings.

               Stock Options. Pursuant to the terms of the Emulex Corporation Non-Employee Director Stock Option Plan (the "Old Director Plan") a maximum of 250,000 shares of common stock of the Company were authorized to be issued pursuant to exercise of stock options granted under the plan to directors who are not employees of the Company or any of its subsidiaries. The Old Director Plan expired by its terms on December 31, 1996. However, upon such expiration, options granted under the Old Director Plan continue to remain in effect in accordance with their terms.

               Under the Old Director Plan each director of the Company was eligible to receive an option only if such director (i) was not then an employee of the Company or any of its subsidiaries, and (ii) had not, within the period of three years immediately preceding such time, received any stock option, stock bonus, stock appreciation right, or other similar stock award from the Company or any of its subsidiaries other than options granted to such director under the Old Director Plan ("Eligible Director"). Only Eligible Directors were eligible to receive options under the Old Director Plan.

               The Old Director Plan provided that an option to purchase 25,000 shares of common stock of the Company was to be granted automatically to each Eligible Director upon the later to occur of (i) the date of adoption of the Old Director Plan by the Board (October 24, 1990), or (ii) the date on which such director first became an Eligible Director.

               Payment for shares purchased on exercise of an option granted under the Old Director Plan may be made in either cash or in common stock of the Company having a fair market value (determined in the manner the exercise price of options is determined) equal to the aggregate exercise price of the shares being purchased. No option granted under the Old Director Plan may be exercised after the expiration of the earlier of (i) ten years following the date the option is granted or (ii) one year following the date the optionee ceases to be a director of the Company for any reason.

               On October 9, 1997, the Board of Directors of the Company adopted the Company's 1997 Stock Option Plan for Non-Employee Directors (the "Director Plan") under which a maximum of 200,000 shares of common stock of the Company may be issued pursuant to exercise of stock options granted under the Director Plan to directors who are not employees of the Company or any of its subsidiaries. The Director Plan was approved by stockholders of the Company at the 1997 Annual Meeting of Stockholders.

               Each director of the Company is eligible to receive an option under the Director Plan only if such director (i) is not then an employee of the Company or any of its subsidiaries, and (ii) has not, within the period of three years immediately preceding such time, received any stock option, stock bonus, stock appreciation right or other similar stock award from the Company or any of its subsidiaries other than options granted to such director under the Director Plan or the Old Director Plan ("Plan Eligible Director"). Only Plan Eligible Directors may receive options under the Director Plan. There are currently four Plan Eligible Directors -- Messrs. Cox, Downey, Goon and Lyle.

               The Director Plan provides that an option to purchase 30,000 shares of common stock of the Company is granted automatically to each Plan Eligible Director upon the later to occur of (i) the date of adoption of the Director Plan by the stockholders, or (ii) the date on which such director first becomes a Plan Eligible Director. In addition, on each yearly anniversary of the date of grant of the initial option to each Plan Eligible Director, each such Plan Eligible Director is automatically granted an additional option to purchase 10,000 shares of common stock. The options will be non-qualified stock options not eligible for the favorable tax consequences given to incentive stock options by Section 422A of the Code. The purchase price per share of the common stock of the Company issuable upon exercise of the option is 100% of the fair market value per share of such common stock at the date of grant.

               Payment for shares purchased on exercise of an option may be made in either, (i) cash, (ii) in common stock of the Company having a fair market value (determined in the manner the exercise price of options is determined) equal to the aggregate exercise price of the shares being purchased, or (iii) by cashless exercise through the sale of the common stock underlying the option and remission to the Company of the aggregate exercise price from the proceeds of such sale. However, payment for exercises of less than 1,000 shares of common stock must be made in cash.

               Other Compensation. In fiscal 1999, the Company and/or its subsidiaries obtained legal services from the law firm of Jeffer, Mangels, Butler & Marmaro LLP, of which Mr. Goon is a partner, on terms which the Company believes were as favorable as would have been obtained from unaffiliated parties.


                  EXECUTIVE COMPENSATION AND OTHER INFORMATION

               The following table sets forth information concerning compensation of the principal executive officer of the Company and the four most highly compensated other executive officers of the Company or its subsidiaries for each of the last three completed fiscal years:


                           SUMMARY COMPENSATION TABLE

                                                                                                     Long-Term
                                                       Annual Compensation                         Compensation
                                            ---------------------------------------------  ---------------------------
                                                                                 Other                            All
                                                                                 Annual          Stock           Other
          Name and                                                               Compen-         Option         Compen-
     Principal Position         Year           Salary             Bonus         sation(1)       Grants(2)       sation(3)
     ------------------         ----           --------          --------       ---------       --------        --------
Paul F. Folino                  1999           $289,000          $140,187        $    -0-         50,000         $13,143
   President & CEO              1998            286,370            24,092         134,079(8)      40,000          10,093
                                1997            303,119               -0-             -0-         60,000           8,301

Ronald P. Quagliara             1999            210,469            42,239             -0-        110,000(5)        2,267
   Senior V.P.,                 1998            186,144             9,785             -0-            -0-             471
   Research &                   1997            170,814            25,138             -0-            -0-             421
   Development

Kirk D. Roller(6)               1999            150,000            61,910             -0-         50,000(7)        7,730
   V.P., Worldwide              1998             23,077            10,385          16,540(8)         -0-              21
   Sales                                                                -

Michael J. Rockenbach           1999            150,716            28,441              -0-        93,000(9)        8,877
   V.P. and CFO                 1998            138,176             6,790          17,729             -0-          6,531
                                1997            117,953             8,000              -0-            -0-          8,075

Teresa W. Blackledge(10)        1999            131,303            24,728          70,226(11)     70,000(12)       5,026
   V.P., Marketing              1998            126,123             6,630          17,729             -0-          4,402
                                1997            121,226             8,000          63,020(11)         -0-          6,133

--------------------------

(1) Except where indicated in the Summary Compensation Table, perquisites and other personal benefits did not in the aggregate equal or exceed the lesser of $50,000 for any named individual or 10 percent of the total of annual salary and bonus reported in this table for such person.

(2) The amounts in the table represent shares of the Company's common stock covered by stock options granted to the named individual under the Emulex Corporation Employee Stock Option Plan during the fiscal year in question.

(3) This column includes the Company's matching contributions to the Emulex Retirement Savings Plan, group term life insurance premiums and health care reimbursement paid with respect to the named executive.

 (4) Includes $114,550 which represent the realized values of options exercised in 1998.

 (5) Includes 85,000 shares subject to options which were granted in previous years and repriced in 1999. The shares subject to options shown in this table as having been granted in 1998 and 1997 are reduced by options which were repriced in 1999. See "Report of Executive Compensation Committee -- Repricing of Stock Options."

 (6)     Mr. Roller became an officer of the Company in April 1998.

 (7) Represents shares subject to options which were granted in 1998 and repriced in 1999. The shares subject to options shown in this table as having been granted in 1998 are reduced by options which were repriced in 1999. See "Report of Executive Compensation Committee -- Repricing of Stock Options."

 (8)     Includes $15,540 which represents a hiring bonus.

 (9) Includes 78,000 shares subject to options which were granted in previous years and repriced in 1999. The shares subject to options shown in this table as having been granted in 1998 and 1997 are reduced by options which were repriced in 1999. See "Report of Executive Compensation Committee -- Repricing of Stock Options."

(10)     Ms. Blackledge resigned as an officer of the Company in October 1999.

(11) Includes $63,331 and $57,020 which represents the realized values of options exercised in 1999 and 1997, respectively.

(12) Includes 55,000 shares subject to options which were granted in previous years and repriced in 1999. The shares subject to options shown in this table as having been granted in 1998 and 1997 are reduced by options which were repriced in 1999. See "Report of Executive Compensation Committee -- Repricing of Stock Options."

KEY EMPLOYEE RETENTION AGREEMENTS

                  The Company has previously entered into an agreement with Mr. Folino under which Mr. Folino would be entitled to receive the following payments and benefits in the event of termination of his employment by the Company without cause or by Mr. Folino because of a demotion within two years after a change in control of the Company: (i) a severance payment equal to the present value of two times the sum of Mr. Folino's annual salary plus the highest annual average of any two of his last three annual bonuses; (ii) continuation for two years following termination of employment of his health and life insurance, disability income, tax assistance and executive automobile benefits (reduced to the extent similar benefits are received by him from another employer); and (iii) acceleration of vesting of his right to exercise his stock options based on the length of his continued employment following the grant of the option by one year upon the change in control of the Company and full acceleration of vesting of such exercise right in the event of termination of his employment without cause or because of a demotion as aforesaid within two years after the change in control. The Company also has entered into similar agreements with Messrs. Quagliara, Roller and Rockenbach and Ms. Blackledge, and with two other executives of the Company. The key employee retention agreements for Messrs. Quagliara, Roller and Rockenbach and Ms. Blackledge provide for payments and benefits similar to those described above, except that the severance payment is equal to the present value of one times the sum of the employee's annual salary plus the highest annual average of any two of the employee's last three annual bonuses; and continuation following termination of employment of the employee's health and life insurance, disability income, tax assistance and executive automobile benefits (reduced to the extent similar benefits are received by the employee from another employer) is limited to one year.

OPTION GRANTS DURING FISCAL 1999

                  The following table sets forth information on grants of stock options pursuant to the Emulex Corporation Employee Stock Option Plan during the fiscal year ended June 27, 1999, to the officers identified in the Summary Compensation Table:

                        OPTION GRANTS IN FISCAL YEAR 1999

                                                                                                     Potential
                                                                                                     Realizable
                                                                                                   Value at Assumed
                                                                                                   Annual Rates of
                                                 % of Total                                          Stock Price
                                                  Options                                          Appreciation for
                                                 Granted to                                         Option Term(4)
                                   Options        Employees    Exercise                         ---------------------
           Name                   Granted(1)     in 1999(2)    Price (3)    Expiration Date         5%          10%
           ----                   ----------     -----------   ---------    ---------------     --------     --------
Paul F. Folino                      50,000          3.44       $ 5.375          8/18/08          $169,015     $428,318

Ronald P. Quagliara                 15,000          1.03         5.375          8/18/08            50,705      128,495
                                    10,000          0.69         39.75          6/01/09           249,899      633,243
                                    50,000(5)       3.44          3.00          4/02/05            58,402      135,147
                                    20,000(5)       1.38          3.00         11/20/06            30,286       73,300
                                    15,000(5)       1.03          3.00          8/12/07            25,156       62,138

Kirk D. Roller                      50,000(5)       3.44          3.00          4/26/08            92,059      232,014

Michael Rockenbach                  15,000          1.03         5.375          8/18/08            50,705      128,495
                                     8,000(5)       0.55          3.00          2/22/05             9,171       21,161
                                    15,000(5)       1.03          3.00          8/24/05            18,736       43,822
                                     2,000(5)       0.14          3.00          2/20/06             2,705        6,413
                                     3,000(5)       0.21          3.00          5/21/06             4,216       10,062
                                     5,000(5)       0.34          3.00          8/20/06             7,296       17,534
                                    20,000(5)       1.38          3.00         12/08/06            30,503       73,928
                                    15,000(5)       1.03          3.00          8/12/07            25,156       62,138
                                    10,000(5)       0.69          3.00         11/16/07            17,375       43,238

Teresa Blackledge(6)                15,000          1.03         5,375          8/18/08            50,705      128,495
                                    10,000(5)       0.69          3.00         11/16/04            10,924       25,025
                                    20,000(5)       1.24          3.00          8/24/05            24,981       58,429
                                    10,000(5)       0.69          3.00         11/20/06            15,143       36,650
                                    15,000(5)       1.03          3.00          8/12/07            25,150       62,138


---------------------------

(1) The amounts in the table represent shares of the Company's common stock covered by stock options granted to the named individual under the Emulex Corporation Employee Stock Option Plan. Each option granted becomes exercisable on a cumulative basis as to 25% of the option shares one year after the date of grant and as to an additional 6.25% of the option shares each three month interval thereafter.

(2) The number of shares of Company common stock covered by the options granted to the named individual during the last completed fiscal year of the Company equals the percentage set forth below of the total number of shares of the Company's common stock covered by all options granted by the Company to employees of the Company during such year.

(3) The exercise price of each option is the market price of the common stock of the Company on the date of grant.

(4) These columns present hypothetical future values of the stock obtainable upon exercise of the options net of the option's exercise price, assuming that the market price of the Company's common stock appreciates at a five and ten percent compound annual rate over the ten year term of the options. The five and ten percent rates of stock price appreciation are presented as examples pursuant to the Securities and Exchange Commission rules governing the preparation of proxy statements and do not necessarily reflect management's assessment of the Company's future stock price performance. The potential realizable values presented are not intended to indicate the value of the options.

(5) Represents shares of common stock covered by options which were granted under the Emulex Corporation Employee Stock Option Plan prior to 1999 and repriced in July 1998, subject to the requirement that amended options could not be exercised prior to July 6, 1999. The exercise price of each option was decreased on July 6, 1998 to the market price per share of common stock of the Company on that date.

(6)     Ms. Blackledge resigned as an officer of the Company in October 1999.


OPTION EXERCISES IN FISCAL 1999 AND YEAR-END OPTION VALUES

        The following table sets forth information concerning stock options which were exercised during, or held at the end of, fiscal 1999 by the officers named in the Summary Compensation Table:

                    OPTION EXERCISES AND YEAR-END VALUE TABLE


                                                                  Number of                        Value of Unexercised
                                  Shares                      Unexercised Options                  In-the-Money Options
                                 Acquired                      at Fiscal Year End                  at Fiscal Year End(1)
                                    on        Value       -----------------------------        -----------------------------
          Name                   Exercise    Realized     Exercisable     Unexercisable        Exercisable     Unexercisable
          ----                   --------    --------     -----------     -------------        -----------     -------------
Paul F. Folino                      -0-    $     --        353,749          106,251            $13,860,342     $3,966,908
Ronald P. Quagliara                 -0-          --         66,561(2)        43,439(2)           2,745,641(2)   1,388,734(2)
Kirk D. Roller                      -0-          --         12,500(2)        37,500(2)             515,625(2)   1,546,875(2)
Michael J. Rockenbach             7,000     246,608         52,185(2)        40,815(2)           2,152,631(2)   1,647,994(2)
Teresa W. Blackledge(3)           9,250      63,331         49,309(2)        29,691(2)           2,031,184(2)   1,189,129(2)

--------------------------

(1)     Common Stock valued at $44.25 per share.

(2) On July 6, 1998, the Compensation Committee of the Company adopted a resolution whereby -- at the option of the employee -- all outstanding options granted under the Emulex Corporation Employee Stock Option Plan having exercise prices higher than $3.00 per share and held by current employees, other than Mr. Folino, were amended to provide for exercise prices of $3.00 per share, subject to the requirement that amended options could not be exercised prior to July 6, 1999.

(3)     Ms. Blackledge resigned as an officer of the Company in October 1999.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     In fiscal 1999, Don M. Lyle and Fred B. Cox served as members of the Compensation Committee of the Company. After the meeting, it is anticipated that Messrs. Cox and Lyle will remain members of the Compensation Committee. Neither Mr. Cox nor Mr. Lyle is now, nor was at any time during the last completed fiscal year of the Company, an officer or employee of the Company. During fiscal 1999, no executive officer of the Company served as a member of the Compensation Committee (or its equivalent) or as a director of any entity whose executive officers served on either the Compensation Committee or the Board of Directors of the Company.

REPORT OF EXECUTIVE COMPENSATION COMMITTEE

     The Compensation Committee of the Board of Directors makes this report on executive compensation pursuant to Item 402 of Regulation S-K. Notwithstanding anything to the contrary set forth in any of the Company's previous filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended (the "Exchange Act"), that might incorporate future filings, including this Proxy Statement, in whole or in part, this report and the graph which follows this report shall not be incorporated by reference into any such filings, and such information shall be entitled to the benefits provided in Item 402(a)(9).

     The Compensation Committee reviews the performance of the executive officers of the Company, makes recommendations to the Board of Directors as to the compensation of the executive officers of the Company and its subsidiaries, reviews the compensation programs for other key employees, including salary and cash bonus levels, reviews and approves certain employee benefit policies and programs, and reviews and makes recommendations to management with respect to executive recruitment. In addition, the Compensation Committee administers the Emulex Corporation Employee Stock Option Plan ("Employee Plan"), including review and approval of grants of options under the plan to executive officers and other key employees of the Company and its subsidiaries.

     Compensation Policies and Philosophy. The Company's executive compensation policies are designed to attract, retain and reward executive officers who contribute to the Company's success, to provide economic incentives for executive officers to achieve the Company's business objectives by linking the executive officers' compensation to the performance of the Company, to strengthen the relationship between executive pay and stockholder value and to reward individual performance. The Company uses a combination of base salary, cash bonuses and stock option awards to achieve the aforementioned objectives.

     The Compensation Committee considers a number of factors which include the level and types of compensation paid to executive officers in similar positions by comparable companies. In addition, the Compensation Committee evaluates corporate performance by looking at factors such as performance relative to competitors, performance relative to business conditions, and the success of the Company in meeting its financial objectives. The Compensation Committee also reviews the individual performance of each executive officer, including a review of the ability of a given executive to meet individual performance objectives, demonstration of job knowledge and skills, and the ability to work with others toward the achievement of the Company's goals.

     Components of Compensation. Executive officer salaries are established in relation to a range of salaries for comparable positions among a peer group of other computer companies of comparable size and complexity. The Company seeks to pay its executive officers salaries that are commensurate with their qualifications, duties and responsibilities and that are competitive in the marketplace. In general, the Company attempts to set executive compensation between the 50th and 75th percentile of salaries paid to executives of the Company's peer group of corporations. In making its annual salary recommendations, the Compensation Committee looks at the Company's financial position and performance, the contribution of the individual executive officers during the prior fiscal year in helping to meet the Company's financial and business objectives, and the executive officers' performance of their individual responsibilities.

     Executive officer cash bonuses are used to provide executive officers with financial incentives to meet performance targets of the Company. Performance targets and bonus recommendations for executives, other than principal executive officers, are proposed by the management of the Company based on the Company's annual operating plan, reviewed and, when appropriate, revised by the Compensation Committee and approved by the Board of Directors. Personal goals and bonus recommendations for the principal executive officers are recommended by the Compensation Committee based on the Company's achievement in comparison to the annual operating plan, and approved by the Board.

     The Compensation Committee believes that equity ownership by executive officers provides incentives to build stockholder value and align the interests of executive officers with the stockholders. Upon hiring executive officers, the Compensation Committee typically recommends stock option grants to the officers under the Employee Plan, subject to applicable vesting periods. Thereafter, the Compensation Committee considers awarding additional grants, usually on an annual basis, under the Employee Plan. The Compensation Committee believes that these additional annual grants provide incentives for executive officers to remain with the Company. Options are granted at the current market price for the Company's common stock and, consequently, have value only if the price of the Company's common stock increases over the exercise price. The size of the initial grant is usually based upon factors such as comparable equity compensation offered by other computer companies, the seniority of the executive officer and the contribution that the executive officer is expected to make to the Company. In determining the size of the periodic grants, the Compensation Committee considers prior grants to the executive officer, the executive's performance during the current fiscal year and his or her expected contributions during the succeeding fiscal year.

     Compensation of the Principal Executive Officer. The Compensation Committee reviews the performance of the principal executive officer, as well as other executive officers of the Company and its subsidiaries, annually. Based upon the Company's financial performance for fiscal year 1998, effective September 1998 the Compensation Committee elected to maintain Mr. Folino's annual base salary and bonus base at $289,000 and $144,500, respectively. He was awarded a stock option grant of 50,000 shares under the Emulex Corporation Employee Stock Option Plan at an exercise price of $5.375.

     Repricing of Stock Options. On July 6, 1998, the exercise prices of certain outstanding options under the Emulex Corporation Stock Option Plan were reduced -- at the option of the employee -- with the approval of the Compensation Committee. Specifically, the exercise price of each outstanding option with an exercise price higher than $3.00, including options held by executive officers of the Company (excluding Mr. Folino), was reduced to that price, subject to the requirement that amended options could not be exercised prior to July 6, 1999. The reduced price was based on and equal to the market price per share of common stock of the Company on July 6, 1999. No other changes were made in the repriced options. No other options granted by the Company have been repriced in the last ten years.

     The following table sets forth information concerning repriced options held by executive officers of the Company, all of which were repriced at the option of the officer on July 6, 1998:

                            TEN-YEAR OPTION REPRICING


                                    Number of shares     Market price of           Exercise        New      Length of original
                                       underlying        stock at time of       price at time    exercise     term remaining at
Name and Position                   repriced options        repricing            of repricing     price       date of repricing
-----------------                   ----------------     ----------------       -------------    --------   -------------------
Ronald P. Quagliara                        50,000            $3.00                  $9.3125        $3.00          6.7 years
  Senior V.P.,                             20,000             3.00                    8.125        3.00              8.4
  Research & Development                   15,000             3.00                   8.0625        3.00              9.1

Kirk D. Roller                             50,000             3.00                   3.9375        3.00              9.8
  V.P., Worldwide Sales

Michael J. Rockenbach                       8,000             3.00                   7.5313        3.00              6.6
  V.P. and CFO                             15,000             3.00                   10.875        3.00              7.1
                                            2,000             3.00                   5.3125        3.00              7.6
                                            3,000             3.00                   10.375        3.00              7.9
                                            5,000             3.00                     6.75        3.00              8.1
                                           20,000             3.00                     9.00        3.00              8.4
                                           15,000             3.00                   8.0625        3.00              9.1
                                           10,000             3.00                   7.6565        3.00              9.4

Teresa W. Blackledge(1)                    10,000             3.00                    5.375        3.00              6.4
  V.P., Marketing                          20,000             3.00                   10.875        3.00              7.1
                                           10,000             3.00                    8.125        3.00              8.4
                                           15,000             3.00                   8.0625        3.00              9.1

--------------------

(1)     Ms. Blackledge resigned as an officer of the Company in October 1999.


      The Compensation Committee approved this repricing of options out of concern that the affected options were not providing a meaningful incentive to the their holders since they had been granted when the prevailing market price of the Company's stock was significantly higher.


                                       Respectfully submitted,

                                       Compensation Committee:

                                       Don M. Lyle, Chairman
                                       Fred B. Cox

STOCKHOLDER RETURN PERFORMANCE PRESENTATION

         The graph below compares the cumulative total stockholder return on the Company's common stock with the cumulative total return on the Standard & Poor's 500 Index and the Hambrecht & Quist Computer Hardware Sector Index for the period of five fiscal years commencing July 4, 1994 and ended June 27, 1999.

                COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL RETURN*
               EMULEX CORPORATION COMMON STOCK, S&P 500 INDEX AND
                HAMBRECHT & QUIST COMPUTER HARDWARE SECTOR INDEX



                                 [INSERT GRAPH]



-------------------------

* Assumes that the value of the investment in the Company's common stock and each index was $100 on July 4, 1994.

                  AMENDMENT OF THE CERTIFICATE OF INCORPORATION

         The Company's Certificate of Incorporation, as amended (the "Certificate of Incorporation"), authorizes the issuance of 20,000,000 shares of common stock, par value $.20 per share, and 1,000,000 shares of preferred stock, par value $.01 per share. On October 5, 1999, the Board of Directors of the Company approved a proposal to amend the Certificate of Incorporation to (i) increase the authorized number of shares of common stock from 20,000,000 to 120,000,000, (ii) effect a stock split of outstanding shares of common stock of the Company on the basis of one new share of common stock for each outstanding share of common stock, and (iii) reduce the par value of the common stock of the Company from $.20 per share to $.10 per share, and to submit the proposed amendment to the stockholders at this Annual Meeting.

         A copy of the form of Certificate of Amendment of Certificate of Incorporation, as proposed to be amended by the Board subject to stockholder approval, is set forth in full as Appendix A to this Proxy Statement.

REASONS FOR AMENDMENT OF THE CERTIFICATE OF INCORPORATION

         The first general purpose and effect of the proposed amendment to the Company's Certificate of Incorporation will be to authorize 100,000,000 additional shares of common stock. The Board of Directors believes that it is prudent to have the additional shares of common stock available for general corporate purposes, including payment of stock dividends, stock splits or other recapitalizations, acquisitions, equity financings, and grants of stock options. Accordingly, the Company has determined that securing stockholder approval of 100,000,000 additional authorized shares of common stock would be appropriate in order to provide the Company with the flexibility to consider a combination of possible actions that might require the issuance of additional shares of common stock.

         On October 5, 1998, the record date for the 1998 Annual Meeting of Stockholders, the Company had 6,141,976 shares of common stock outstanding. Since that date, the Company has issued 2,315,000 shares in connection with a follow-on public offering of common stock completed in June 1999, as well as 607,732 shares as a result options being exercised to purchase shares under its Employee Stock Option Plan and its 1997 Stock Option Plan for Non-Employee Directors. Additionally, in August 1999, the Company performed a two-for-one common stock split in the form of a dividend of one share of common stock for each share outstanding, doubling the number of shares outstanding.

         The Company currently has 20,000,000 authorized shares of common stock. As of October 4, 1999, the Company had 17,519,618 shares issued and outstanding and of the remaining 2,480,382 authorized but unissued shares, the Company has reserved approximately 1,822,534 shares pursuant to the Company's option plans.

         Except in connection with the reserved shares described above, the Company currently has no arrangements or understandings for the issuance of additional shares of common stock, although opportunities for acquisitions and equity financings could arise at any time. While the intent of the amendment to the Certificate of Incorporation is otherwise, the proposed increase in the number of authorized shares, in addition to general corporate purposes, can be used to make a change in control of the Company more difficult, as detailed below.

         Except for the change in par value, the additional shares of common stock for which authorization is sought would be identical to the shares of common stock of the Company authorized prior to approval of the proposed amendment. If the Board of Directors deems it to be in the best interest of the Company and the stockholders to issue additional shares of common stock in the future, the Board of Directors generally will not seek further authorization by vote of the stockholders, unless such authorization is otherwise required by law or regulations.

         The second general purpose and effect of the proposed amendment to the Certificate of Incorporation will be to complete a two-for-one common stock split. The Board of Directors believes that by increasing the number of shares outstanding, the proposed stock split will expand the base of stockholders and increase the liquidity afforded the Company's stockholders. In addition, the Board believes that the Company's shares become more attractive to individual investors when it is possible to acquire a larger number of them for the same total dollar amount. The Board of Directors considered a number of factors, including the 1420% gain in the price per share of the Company's common stock from October 5, 1998 to October 4, 1999, as well as general market conditions, in deciding to effect the stock split. Accordingly, the Company has determined that securing stockholder approval of an additional two-for-one stock split is appropriate in order to increase the attractiveness of the common stock to individual investors.

        The third general purpose and effect of the proposed amendment to the Certificate of Incorporation will be to decrease the par value of the common stock of the Company from $.20 per share to $.10 per share to reflect the above-mentioned stock split.

POTENTIAL ANTI-TAKEOVER EFFECT OF INCREASE IN AUTHORIZED SECURITIES

        The increase in the authorized common stock may facilitate certain anti-takeover devices that may be advantageous to management if management attempts to prevent or delay a change of control. The Board of Directors could create impediments to a takeover or transfer of control of the Company by causing such additional authorized shares to be issued to a holder or holders who might side with the Board of Directors in opposing a takeover bid. In this connection, the Board of Directors could issue shares of common stock to a holder that would thereby have sufficient voting power to assure that certain types of proposals would not receive the requisite stockholder vote, including any proposal to remove directors, to accomplish certain business combinations opposed by the Board of Directors, or to alter, amend or repeal provisions in the Company's Certificate of Incorporation or Bylaws relating to any such action. Furthermore, the existence of such shares might have the effect of discouraging any attempt by a person or entity, through the acquisition of a substantial number of shares of common stock, to acquire control of the Company, since the issuance of such shares could dilute the common stock ownership of such person or entity. Employing such devices may adversely impact stockholders who desire a change in management or who desire to participate in a tender offer or other sale transaction involving the Company. By use of such anti-takeover devices, the Board of Directors may thwart a merger or tender offer even though stockholders might be offered a substantial premium over the then current market price of the common stock.

        At the present time, the Company is not aware of any contemplated mergers, tender offers or other plans by a third party to attempt to effect a change in control of the Company, and the proposed amendment to the Certificate of Incorporation is not being made in response to any such attempt. Moreover, the Board of Directors does not currently intend to propose any additional anti-takeover measures in the foreseeable future.

VOTE REQUIRED FOR AMENDMENT OF THE CERTIFICATE OF INCORPORATION

         Amendment of the Certificate of Incorporation to (i) increase the number of authorized shares of common stock from 20,000,000 to 120,000,000, (ii) effect a stock split of outstanding shares of common stock of the Company on the basis of one new share of common stock for each outstanding share of common stock, and (iii) reduce the par value of the common stock of the Company from $.20 per share to $.10 per share requires the affirmative vote of the holders of a majority of the shares of common stock of the Company entitled to vote at the Meeting.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" AMENDMENT OF THE CERTIFICATE OF INCORPORATION.


             APPROVAL OF AMENDMENT OF THE EMPLOYEE STOCK OPTION PLAN
                           FOR NON-EMPLOYEE DIRECTORS

         In 1980, the Board of Directors of the Company adopted the Emulex Corporation Employee Stock Option Plan (the "Employee Plan"). Under the Employee Plan, as currently in effect, a maximum of 5,560,000 shares of common stock of the Company may be issued pursuant to exercise of options granted under the Employee Plan. As of October 4, 1999, a total of 3,997,466 shares had been issued under the Employee Plan as a result of exercise of previously granted options; options were outstanding in respect of an aggregate of 1,492,882 shares; and an aggregate of 69,752 shares were available for future grants of options under the Employee Plan.

         In October 1999, the Board of Directors amended the Employee Plan, subject to approval of the stockholders, to increase the number of shares covered by the plan by 725,000 shares, and (ii) extend the expiration date of the plan by three years. The Employee Plan is intended to provide additional compensation and incentives to eligible individuals whose present and potential contributions are important to the continued success of the Company, to afford such persons an opportunity to acquire a proprietary interest in the Company and to enable the Company to continue to enlist and retain the best available talent for the successful conduct of its business. The amendment was adopted and is recommended for approval by the Company's stockholders because the Board believes that option grants and the stock issuances under the Employee Plan play an important role in the Company's efforts to attract employees of outstanding ability and to reward employees for outstanding performance. In the event the amendment to the Employee Plan is not approved by the stockholders, the Board believes that the Company's inability to grant additional options under the Employee Plan will adversely impact the Company's future hiring, promotion and operating plans.

         A copy of the Employee Plan, as amended by the Board subject to stockholder approval, is set forth in full as Appendix B to this Proxy Statement. Following is a summary of the principal provisions of the Employee Plan, qualified by reference to the complete text of the Employee Plan, as so amended:

         Purpose. The purpose of the Employee Plan will continue to be to further the growth and development of the Company and its subsidiaries by providing, through an equity interest in the Company, an incentive to officers and other key employees who are in a position to contribute materially to the prosperity of the Company, to increase such persons' interests in the Company's welfare, to encourage them to continue their services to the Company or its subsidiaries and to attract individuals of outstanding ability to enter the employment of the Company or its subsidiaries.

         Types of Options. Two types of options may be granted under the Employee Plan: options intended to qualify as incentive stock options under
Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"); and non-qualified stock options not specifically authorized or qualified for favorable federal income tax consequences.

         Administration. The Employee Plan is administered by the Board of Directors, or in the discretion of the Board, by a Committee ("Committee") consisting of two or more directors of the Company where each such director is a "non-employee director" (within the meaning of amended Rule 16b-3 under the Securities Exchange Act of 1934). The Employee Plan administrator shall have exclusive authority to determine employees to whom options will be granted, the timing and manner of the grant of options, the exercise price, the number of shares covered by and all of the terms of options, the duration and purpose of leaves of absence which may be granted to optionees without constituting termination of employment for purposes of the Employee Plan and all other determinations necessary or advisable for administration of the Employee Plan. Members of the Committee are appointed by and serve at the pleasure of the Board and may be removed by the Board at its discretion. The Company's stockholders may elect to remove one or all of the members of the Board or of the Committee by voting for the removal of such members as directors of the Company.

         Eligibility. Any employee of the Company or any of its subsidiaries who does not own stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any of its parent or subsidiary corporations is eligible to receive an option under the Employee Plan.

         Shares Subject to the Employee Plan. The aggregate number of shares of common stock of the Company which may be issued pursuant to exercise of options granted under the Employee Plan, including shares which have previously been issued, shall not exceed 6,285,000 shares (subject to adjustment pursuant to the "anti-dilution" provisions of the Employee Plan). This represents an increase of 725,000 shares in the aggregate number of shares covered by the Employee Plan prior to amendment. Since an aggregate of 3,997,466 shares have already been issued as a result of exercise of options previously granted under the Employee Plan, this amendment would allow the Company to issue in the future a maximum of 2,287,534 shares upon exercise of options which are now outstanding or which may be granted in the future. Subject to the provisions of the Employee Plan, the Board or the Committee may determine, in its sole discretion, the number of shares of common stock of the Company with respect to which incentive stock options and non-qualified stock options may be granted.

         Grant, Term and Conditions of Options. The purchase price for the shares subject to any option granted under the Employee Plan shall not be less than 100% of the fair market value of the shares of common stock of the Company on the date the option is granted.

         The purchase price for any shares purchased pursuant to exercise of an option granted under the Employee Plan must be paid in full upon exercise of the option in cash or, at the discretion of the Board or Committee, upon such terms and conditions as it may approve, by transferring to the Company for redemption shares of common stock at their fair market value. Notwithstanding the foregoing, the Company may extend and maintain, or arrange for the extension and maintenance of, credit to any optionee to finance his or her purchase of shares pursuant to exercise of an option on such terms as may be approved by the Board or Committee, subject to applicable regulations of the Federal Reserve Board and any other laws or regulations in effect at the time such credit is extended. (Transfer to the Company for redemption of shares of common stock at their fair market value as payment for the shares acquired upon exercise of the option may enable employees to use a technique known as "pyramiding," if the fair market value of the shares acquired upon exercise of the option exceeds the price at which the option may be exercised. Pyramiding of stock options, in brief, works as follows: An optionee may exercise a limited portion of his or her option for cash to acquire a few shares of stock. Because the value of the stock the optionee acquires exceeds the exercise price of the option, he or she may immediately exercise his or her option again by exchanging the shares acquired by the first exercise to acquire a greater number of shares. This process may be repeated until the optionee has fully exercised his or her options. The optionee does not keep the shares he or she exchanges upon each exercise of the option. Pyramiding may result in an optionee fully exercising his or her options at any one time by this series of stock exchanges with a nominal initial cash payment.) The Company has not previously permitted any optionee to transfer shares of common stock of the Company owned by the optionee to the Company as any part of the purchase price of shares purchased under an option granted under the Employee Plan.

         No option shall be exercisable during the lifetime of an optionee by any other person. The Board or the Committee has the power to set the time(s) within which each option shall be exercisable and to accelerate the time(s) of exercise. Unless otherwise provided by the Board or the Committee, each option shall become exercisable on a cumulative basis as to 25% of the total number of shares covered by the option at any time after one year from the date the option is granted and as to an additional 6 1/4% after the end of each consecutive calendar quarter thereafter.

         No option shall be exercisable after the earliest of the following: the expiration of ten years after the date the option is granted; three months after the date the optionee's employment with the Company and its subsidiaries terminates if termination is for any reason other than permanent disability, death, or cause; the date the optionee's employment terminates if termination is for cause; or one year after the date the optionee's employment terminates if termination is a result of death or permanent disability.

         The aggregate fair market value (determined as of the time the option is granted) of stock with respect to which incentive stock options are exercisable by any employee for the first time during any calendar year shall not exceed $100,000.

         Within certain limitations, the Board or Committee has the power to modify, extend, or renew outstanding options granted under the Employee Plan, accept the surrender of outstanding options and authorize the granting of new options in substitution therefor.

         Mergers, Reorganizations and Consolidations. In the event of a liquidation of the Company or a merger, reorganization or consolidation of the Company with any other corporation in which the Company is not the surviving corporation or the Company becomes a subsidiary of another corporation, any unexercised options previously granted under the Employee Plan shall be deemed canceled unless the surviving corporation elects to assume the options or to use substitute options. However, unless the surviving corporation elects to assume the options or to use substitute options, the optionee shall have the right, exercisable during a ten day period ending on the fifth day prior to such liquidation, merger or consolidation, to fully exercise the optionee's option in whole or in part without regard to any installment exercise provisions otherwise provided in the Employee Plan.

         Employee Plan Amendments. The Employee Plan may be terminated or amended by the Board as it shall deem advisable. Without the authorization and approval of the stockholders, however, the Board may not make any amendments which would (i) increase the total number of shares covered by the Employee Plan, (ii) change the class of persons eligible to participate, or (iii) extend the term of the Employee Plan beyond ten years from the date of adoption.

         Term of Employee Plan. Unless sooner terminated by the Board in its sole discretion, the Employee Plan will expire on September 30, 2003. This represents an extension of the prior expiration date by a period of three years.

FEDERAL INCOME TAX CONSEQUENCES

         Both non-qualified stock options and incentive stock options may be granted under the Employee Plan. The federal income tax consequences to the Company and to any person granted an option under the Employee Plan, under the existing applicable provisions of the Code and the regulations thereunder, are substantially as set forth below.

         Non-Qualified Options. Under current federal income tax law, the grant of a non-qualified option under the Employee Plan will have no federal income tax consequences to the Company or the optionee. Generally, upon exercise of a non-qualified stock option granted under the Employee Plan, the excess of the fair market value of the stock at the date of exercise over the option price (the "Spread") is taxable to the optionee as ordinary income. All such amounts taxable to an employee are deductible by the Company as compensation expense. The deduction will be allowed for the taxable year of the Company which includes the end of the taxable year in which the optionee includes an amount in income.

         Code Section 162(m) generally denies a tax deduction to any publicly held corporation for compensation that exceeds one million dollars paid to certain senior executives in a taxable year, subject to an exception for "performance based compensation" as defined in the Code and subject to certain transition provisions. Section 162(m) could limit the deductibility of compensation related to the exercise of options granted under the Employee Plan.

         Generally, the shares received on exercise of an option under the Employee Plan are not subject to restrictions on transfer or risks of forfeiture and, therefore, the optionee will recognize income on the date of exercise of a non-qualified stock option. However, if the optionee is subject to Section 16(b) of the Exchange Act, the Section 16(b) restriction will be considered a substantial risk of forfeiture for tax purposes. Under current law, employees who are either directors or officers of the Company will be subject to restrictions under Section 16(b) of the Exchange Act during their term of service and for up to six months after termination of such service. SEC Rule 16b-3 provides an exemption from the restrictions of Section 16(b) for the grant of derivative securities, such as stock options, under qualifying plans. Because the Employee Plan satisfies the requirements for exemption under SEC Rule 16b-3, the grant of options will not be considered a purchase and the exercise of the options to acquire the underlying shares of the Company common stock will not be considered a purchase or a sale. Thus, ordinary income will be recognized and the Spread will be measured on the date of exercise.

         The taxable income resulting from the exercise of a non-qualified stock option will constitute wages subject to withholding and the Company will be required to make whatever arrangements are necessary to ensure that funds equaling the amount of tax required to be withheld are available for payment, including the deduction of required withholding amounts from the optionee's other compensation and requiring payment of withholding amounts as part of the exercise price. The tax basis for the Company common stock acquired is the option price plus the taxable income recognized. An optionee will recognize gain or loss on the subsequent sale of shares acquired upon exercise of a non-qualified stock option in an amount equal to the difference between the amount realized and the tax basis of such shares. Such gain or loss will be long-term or short-term capital gain or loss, depending upon whether the shares have been held for more than one year.

         Incentive Stock Options. There will be no federal income tax consequences to the Company or the employee as a result of the grant of an incentive stock option. The optionee also will not recognize income when the incentive stock option is exercised (subject to the alternative minimum tax rules discussed below). Generally, the Company receives no deduction at the time of exercise.

         In the event of a disposition of shares acquired upon exercise of an incentive stock option, the tax consequences depend upon how long the employee has held the shares. If the employee does not dispose of the shares within two years after the incentive stock option was granted, or within one year after the incentive stock option was exercised and shares were purchased, then the employee must recognize only a long-term capital gain or loss. The Company is not entitled to any deduction under these circumstances.

         If the optionee fails to satisfy either of the foregoing holding periods, then he or she must recognize ordinary income in the year of disposition (referred to as a "disqualifying disposition"). The amount of such ordinary income generally is determined under the rules applicable to non-qualified options (see above). However, such ordinary income will in no event exceed the amount of the gain realized on the sale, provided that the disposition involves an arm's-length sale or exchange with an unrelated party. Any gain in excess of the amount taxed as ordinary income will be treated as capital gain. The Company, in the year of the disqualifying disposition, is entitled to a deduction equal to the amount of ordinary income recognized by the optionee.

         The Spread under an incentive stock option is treated as an adjustment in computing alternative minimum taxable income ("AMTI") for the year of exercise. If a taxpayer's AMTI exceeds an exemption amount equal to $45,000 in the case of a married individual filing a joint return ($33,750 in the case of a single taxpayer), then the alternative minimum tax equals 26% of the first $175,000 of the excess and 28% of the taxable excess that exceeds $175,000, reduced by the amount of the regular federal income tax paid for the same taxable year. The exemption amount is subject to reduction in an amount equal to 25% of the amount by which AMTI exceeds $150,000 in the case of a married individual filing a joint return ($112,500 in the case of a single taxpayer). A subsequent disqualifying disposition of shares acquired upon exercise of an incentive stock option will eliminate the AMTI adjustment if the disposition occurs in the same taxable year as the exercise. A disqualifying disposition in a subsequent taxable year will not affect the alternative minimum tax computation in the earlier year.

         Payment of Option Exercise Price in Shares. To the extent an optionee pays all or part of the option exercise price of a non-qualified stock option by tendering shares of common stock owned by the optionee, the tax consequences described above apply except that the number of shares of common stock received upon such exercise which is equal to the number of shares surrendered in payment of the option price will have the same tax basis and holding periods as the shares surrendered. The additional shares of common stock received upon such exercise will have a tax basis equal to the amount of ordinary income recognized on such exercise and a holding period which commences on the day following the date of recognition of such income. Under proposed Treasury regulations, if an optionee exercises an incentive stock option by tendering shares of Company common stock previously acquired by the exercise of an incentive stock option that have not satisfied statutory holding period requirements, a disqualifying disposition will occur and the optionee will recognize income and be subject to other basis allocation and holding period requirements.

OPTIONS OUTSTANDING UNDER THE EMPLOYEE PLAN

         As of October 4, 1999, a total of 3,997,466 shares had been issued under the Employee Plan as a result of previously granted awards. As of that date, options were outstanding under the Employee Plan held by approximately 129 persons to purchase an aggregate of 1,492,882 shares of Company common stock at an average exercise price of $13.56 per share, and 69,752 shares were available for future grants of options under the Employee Plan. Total options granted to date under the Employee Plan as of October 4, 1999, were as follows: Paul F. Folino -- 640,000 shares; Ronald P. Quagliara -- 130,000 shares; Michael J. Rockenbach -- 120,000 shares; Kirk D. Roller -- 70,000 shares; all current executive officers as a group (six persons) -- 1,120,500 shares; all current employees as a group (excluding executive officers)(approximately 123 persons) -- 1,085,960 shares. Directors or nominees for director who are not employees of the Company have not been granted any options under the Employee Plan. In addition, no associate of any director, nominee for director or executive officer has been granted any options under the Employee Plan.

         The market price of the Company's common stock on October 4, 1999 was $93.125 per share.

REASONS FOR AMENDMENT OF THE EMPLOYEE PLAN

         The Board of Directors believes that amendment of the Employee Plan is necessary because the option grants and stock issuances under the Employee Plan play an important role in the Company's efforts to attract employees of outstanding ability and to reward employees for outstanding performance.

VOTE REQUIRED FOR APPROVAL OF AMENDMENT OF THE EMPLOYEE PLAN

         Approval of the amendment of the Employee Plan requires the affirmative vote of the holders of a majority of the shares of common stock of the Company present, or represented, and entitled to vote at the Meeting.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" APPROVAL OF AMENDMENT OF THE EMPLOYEE PLAN.


               APPROVAL OF AMENDMENT OF THE 1997 STOCK OPTION PLAN
                           FOR NON-EMPLOYEE DIRECTORS

         In 1997, the Board of Directors adopted, and the stockholders approved, the Emulex Corporation 1997 Stock Option Plan for Non-Employee Directors (the "Director Plan"). Under the Director Plan, as currently in effect, a maximum of 200,000 shares of common stock of the Company may be issued pursuant to exercise of stock options granted under the plan to directors who are not employees of the Company or any of its subsidiaries. As of October 4, 1999, a total of 15,000 shares had been issued under the Director Plan as a result of exercise of previously granted options; options were outstanding in respect of an aggregate of 145,000 shares; and an aggregate of 40,000 shares were available for future grants of options under the Director Plan.

         In October 1999, the Board of Directors amended the Director Plan, subject to approval of the stockholders, to increase the number of shares covered by the plan by 100,000 shares. The Director Plan is intended to increase the proprietary and vested interest of the non-employee directors of the Company in the growth and performance of the Company and to help enable the Company to continue to retain and attract highly qualified persons to serve as non-employee directors. The amendment was adopted and is recommended for approval by the Company's stockholders because the Board believes that option grants and the stock issuances under the Director Plan play an important role in the Company's efforts to attract and retain highly qualified persons to serve as non-employee directors.

         A copy of the Director Plan, as amended by the Board subject to stockholder approval, is set forth in full as Appendix C to this Proxy Statement. Following is a summary of the principal provisions of the Director Plan, qualified by reference to the complete text of the Director Plan, as so amended:

         Administration. The Board of Directors is authorized to administer the Director Plan in accordance with its terms; however, the Board shall have no discretion with respect to the selection of directors to receive options, the number of shares of common stock of the Company subject to any such options, or the exercise price thereof. The Board may, in its sole discretion, delegate any or all of its administrative duties to a committee of not fewer than two members of the Board.

         Eligibility. Each director of the Company shall be eligible to receive an option under the Director Plan only if such director (i) is not then an employee of the Company or any of its subsidiaries, and (ii) has not, within the period of three years immediately preceding such time, received any stock option, stock bonus, stock appreciation right or other similar stock award from the Company or any of its subsidiaries other than options granted to such director under the Director Plan or the Old Director Plan ("Eligible Director"). Only Eligible Directors may receive options under the Director Plan. There are currently four Eligible Directors -- Messrs. Cox, Downey, Goon and Lyle.

         Shares Subject to the Director Plan. The aggregate number of shares of common stock of the Company which may be issued pursuant to exercise of options granted under the Director Plan, including shares which have previously been issued, shall not exceed 300,000 shares (subject to adjustment pursuant to the "anti-dilution" provisions of the Director Plan). This represents an increase of 100,000 shares in the aggregate number of shares covered by the Director Plan prior to amendment. Since an aggregate of 15,000 shares have already been issued as a result of exercise of options previously granted under the Director Plan, this amendment would allow the Company to issue in the future a maximum of 285,000 shares upon exercise of options which are now outstanding or which may be granted in the future.

         Grant, Term and Conditions of Options. The Director Plan provides that an option to purchase 30,000 shares of common stock of the Company shall be granted automatically to each Eligible Director upon the later to occur of (i) the date of adoption of the Director Plan by the stockholders, or (ii) the date on which such director first becomes an Eligible Director. In addition, on each yearly anniversary of the date of grant of the initial option to each Eligible Director, each such Eligible Director shall automatically be granted an additional option to purchase 10,000 shares of common stock. The options will be non-qualified stock options not eligible for the favorable tax consequences given to incentive stock options by Section 422A of the Code. The purchase price per share of the common stock of the Company issuable upon exercise of the option shall be 100% of the fair market value per share of such common stock. Payment for shares purchased on exercise of an option shall be made in either,
(i) cash, (ii) in common stock of the Company having a fair market value (determined in the manner the exercise price of options is determined) equal to the aggregate exercise price of the shares being purchased, or (iii) by cashless exercise through the sale of the common stock underlying the option and remission to the Company of the aggregate exercise price from the proceeds of such sale. However, payment for exercises of less than 1,000 shares of common stock must be made in cash.

         No option granted under the Director Plan shall be exercisable after the expiration of the earlier of (i) ten years following the date the option is granted or (ii) one year following the date the optionee ceases to be a director of the Company for any reason.

         The initial options to purchase 30,000 shares granted under the Director Plan shall be exercisable as to one-third of the shares on each anniversary of the date the option is granted if the director to whom the option is granted is still a director of the Company on such anniversary. The subsequent options to purchase 10,000 shares shall be exercisable as to one-half of the shares on the six month anniversary of the date the option is granted and shall be exercisable for an additional one quarter of the shares on the nine month and one year anniversary of the grant date. No options may be granted under the Director Plan prior to the approval of the Director Plan by the stockholders of the Company.

         In the event of the death of an optionee, any option (or unexercised portion thereof) held by the optionee, to the extent exercisable by him or her on the date of death, may be exercised by the optionee's personal representatives, heirs, or legatees in accordance with the Director Plan. No option shall be transferable by an optionee otherwise than by will or the laws of descent and distribution, and during the lifetime of the individual to whom an option is granted it may be exercised only by such individual or such individual's guardian or legal representative.

         Mergers, Reorganizations and Changes in Control. In the event of a liquidation of the Company or a merger, reorganization or consolidation of the Company with any other corporation in which the Company is not the surviving corporation or the Company becomes a subsidiary of another corporation, any unexercised options previously granted under the Director Plan shall be deemed canceled unless the surviving corporation elects to assume the options or to use substitute options. However, if such options would otherwise be canceled, the optionee shall have the right, exercisable during a ten day period ending on the fifth day prior to such liquidation, merger or consolidation, to fully exercise the optionee's option in whole or in part without regard to any installment exercise provisions otherwise provided in the Director Plan. In the event of a change in control of the Company, as defined in the Director Plan, any unexercised option previously granted under the Director Plan which is not then already exercisable as to all of the shares subject to the option shall become exercisable upon such change in control as to all of the shares as to which the option is not already exercisable in addition to the shares, if any, as to which the option is already exercisable.

         Director Plan Amendment. The Director Plan may be terminated or amended by the Board as it shall deem advisable. Without the authorization and approval of the stockholders, however, the Board may not increase the total number of shares covered by the Director Plan, change the class of directors eligible to receive options under the Director Plan or materially increase benefits accruing to participants under the Director Plan.

         Terms of Director Plan. Unless sooner terminated by the Board in its sole discretion, the Director Plan will expire on October 31, 2007.

FEDERAL INCOME TAX CONSEQUENCES

         Only non-qualified options which are not intended to meet the incentive stock option requirements of Section 422A of the Code will be issued under the Director Plan. Under current federal income tax law, the grant of an option under the Director Plan will have no federal income tax consequences to the Company or the Eligible Director to whom it is granted. Generally, upon exercise of a non-qualified stock option granted under the Director Plan, the excess of the fair market value of the stock at the date of exercise over the option price (the "Spread") is taxable to the optionee as ordinary income. All such amounts taxable to an optionee are deductible by the Company as compensation expense. The deduction will be allowed for the taxable year of the Company in which the optionee includes an amount in income.

         Generally, the shares received on exercise of an option under the Director Plan are not subject to restrictions on transfer or risks of forfeiture and, therefore, the optionee will recognize income on the date of exercise. The Company believes that the Director Plan will comply with the requirements of Section Rule 16b-3 of the Act and, as a result, there will be no risk of forfeiture. However, if the Director Plan were not to comply with Rule 16b-3 and the optionee is subject to Section 16(b) of the Act, the Section 16(b) restriction will be considered a substantial risk of forfeiture for tax purposes. Under current law, optionees who are either directors or officers of the Company will be subject to restrictions under Section 16(b) of the Act during their term of service and for up to six months after termination of such service. Thus, ordinary income will be recognized and the Spread will be measured on the first day on which the sale of such shares at a profit is no longer subject to restrictions under Section 16(b) of the Act. Income tax regulations provide that such day is six months (less one day) from the transfer date for such shares. However, the optionee is entitled to elect to recognize income on the date of transfer. Such election must be made within 30 days of the transfer of the shares to the optionee.

         The foregoing discussion, based upon federal tax laws now in effect, is not intended to cover all relevant tax aspects of the Director Plan.

REASONS FOR AMENDMENT OF THE DIRECTOR PLAN

         The Board of Directors believes that the amendment of the Director Plan is necessary because the option grants and stock issuances under the Director Plan increase the proprietary and vested interest of the non-employee directors of the Company in the growth and performance of the Company and help enable the Company to continue to attract highly qualified persons to serve as non-employee directors.

VOTE REQUIRED FOR APPROVAL OF AMENDMENT OF THE DIRECTOR PLAN

         Approval of the amendment of the Director Plan requires the affirmative vote of the holders of a majority of the shares of common stock of the Company present, or represented, and entitled to vote at the Meeting.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" APPROVAL OF AMENDMENT OF THE DIRECTOR PLAN.


           RATIFICATION OF SELECTION OF INDEPENDENT PUBLIC ACCOUNTANTS

         The accounting firm of KPMG LLP serves the Company as its independent public accountants at the direction of the Board of Directors of the Company. One or more representatives of KPMG LLP are expected to be present at the Meeting and will have an opportunity to make a statement, if they desire to do so, and to be available to respond to appropriate questions.

The Board of Directors recommends a vote "FOR" the ratification of the selection of KPMG LLP as the independent public accountants for the Company for fiscal year 2000. This matter is not required to be submitted for stockholder approval, but the Board of Directors has elected to seek ratification of its selection of the independent public accountants by the affirmative vote of a majority of the shares represented and voting at the Meeting.

         Notwithstanding the ratification by shareholders of the appointment of KPMG LLP, the Board of Directors may, if the circumstances dictate, appoint other independent accountants.


                 COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

         Section 16 of the Exchange Act requires the Company's directors and executive officers and persons who own more than 10% of a registered class of the Company's equity securities to file various reports with the Securities and Exchange Commission and the Nasdaq National Market concerning their holdings of, and transactions in, securities of the Company. Copies of these filings must be furnished to the Company.

         Based on a review of the copies of such forms furnished to the Company and written representations from the Company's executive officers and directors, the Company believes that during the 1999 fiscal year its officers, directors and greater than 10% stockholders complied with all applicable Section 16(a) filing requirements.


                              STOCKHOLDER PROPOSALS

         Stockholders who wish to present proposals for action at the 2000 Annual Meeting should submit their proposals in writing to the Secretary of the Company at the address of the Company set forth on the first page of this Proxy Statement. Proposals must be received by the Secretary no later than April 15, 2000, for inclusion in next year's proxy statement and proxy card.

                          ANNUAL REPORT TO STOCKHOLDERS

         The Annual Report to Stockholders of the Company for the fiscal year ended June 27, 1999, including audited consolidated financial statements, has been mailed to the stockholders concurrently herewith, but such Report is not incorporated in this Proxy Statement and is not deemed to be a part of the proxy solicitation material.


                                  OTHER MATTERS

         The Management of the Company does not know of any other matters which are to be presented for action at the Meeting. Should any other matters come before the Meeting or any adjournment thereof, the persons named in the enclosed proxy will have the discretionary authority to vote all proxies received with respect to such matters in accordance with their collective judgment.


                           ANNUAL REPORT ON FORM 10-K

         A copy of the Company's Annual Report on Form 10-K, as filed with the Securities and Exchange Commission (exclusive of Exhibits), will be furnished without charge to any person from whom the accompanying proxy is solicited upon written request to Investor Relations, Emulex Corporation, 3535 Harbor Boulevard, Costa Mesa, California 92626. If Exhibit copies are requested, a copying charge of $.20 per page will be made.


                                       BY ORDER OF THE BOARD OF DIRECTORS

                                       /s/Michael J. Rockenbach

                                       Michael J. Rockenbach
                                       Vice President, Chief Financial Officer,
                                       Secretary and Treasurer


Costa Mesa, California
October 22, 1999


STOCKHOLDERS ARE URGED TO SPECIFY THEIR CHOICES AND TO DATE, SIGN, AND RETURN THE ENCLOSED PROXY IN THE ENCLOSED ENVELOPE. PROMPT RESPONSE IS HELPFUL AND YOUR COOPERATION WILL BE APPRECIATED.

                                   APPENDIX A

                               EMULEX CORPORATION

                        FORM OF CERTIFICATE OF AMENDMENT
                         OF CERTIFICATE OF INCORPORATION


                            CERTIFICATE OF AMENDMENT
                                       OF
                          CERTIFICATE OF INCORPORATION
                                       OF
                               EMULEX CORPORATION


         Emulex Corporation, a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the "Corporation"), does hereby certify as follows:

         FIRST: That at a meeting of the Board of Directors of the Corporation, resolutions were duly adopted setting forth a proposed amendment of the Certificate of Incorporation, as amended, of the Corporation, declaring said amendment to be advisable and to be presented to the stockholders at the annual meeting of stockholders of the Corporation for consideration thereof. The resolution setting forth the proposed amendment is as follows:


         RESOLVED, that, subject to obtaining the requisite approval of the stockholders of the Corporation, Article IV of the Corporation's Certificate of Incorporation, as previously amended, be further amended, without effect upon any stock designation heretofore filed, to read as follows:

                                   "ARTICLE IV
                            Authorized Capital Stock

                  The corporation is authorized to issue two classes of capital stock, designated Common Stock and Preferred Stock. The amount of total authorized capital stock of the corporation is 121,000,000 shares, divided into 120,000,000 shares of Common Stock, par value $0.10 per share, and 1,000,000 shares of Preferred Stock, par value $0.01 per share. Upon the effectiveness of this Amendment, each outstanding share of Common Stock, par value $0.20 per share, shall be split, converted and changed into two shares of Common Stock, par value $0.10 per share.

                  The shares of Preferred Stock may be issued from time to time in one or more series. The board of directors is hereby authorized to fix by resolution or resolutions the designations and the powers, preferences and relative, participating, optional or other special rights, and qualifications, limitations or restrictions of any series of shares of Preferred Stock, including without limitation the dividend rate, conversion rights, redemption price and liquidation preference, of any such series, and to fix the number of shares constituting such series, and to increase or decrease the number of shares of any such series (but not below the number of shares thereof then outstanding). In case the number of shares of any such series shall be so decreased, the shares constituting such decrease shall resume the status which they had prior to the adoption of the resolution or resolutions originally fixing the number of shares of such series."

         SECOND: That thereafter, pursuant to resolutions of the Board of Directors, the proposed amendment was presented to the stockholders at the annual meeting of stockholders of the Corporation held on November 18, 1999, upon notice in accordance with Section 222 of the General Corporation Law of the State of Delaware, at which meeting the necessary number of shares as required by statute were voted in favor of the amendment.



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
         THIRD: That said amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

         IN WITNESS WHEREOF, the Corporation has caused this certificate to be signed by Paul F. Folino, its President and Chief Executive Officer, and Michael
J. Rockenbach, its Vice President, Chief Financial Officer, Secretary and Treasurer, this 19th day of November, 1999.



                                       By:________________________________
                                          Paul F. Folino,
                                          President and Chief Executive
                                          Officer

Attest:



---------------------------------
Michael J. Rockenbach,
Vice President, Chief Financial
Officer, Secretary and Treasurer

                                   APPENDIX B

                               EMULEX CORPORATION

                           EMPLOYEE STOCK OPTION PLAN


         1. PURPOSE. The purpose of this Emulex Corporation Employee Stock Option Plan ("Plan") is to further the growth and development of Emulex Corporation ("Company") and its subsidiaries by providing, through ownership of stock of the Company, an incentive to officers and other key employees who are in a position to contribute materially to the prosperity of the Company, to increase such persons' interests in the Company's welfare, to encourage them to continue their services to the Company or its subsidiaries, and to attract individuals of outstanding ability to enter the employment of the Company or its subsidiaries.

         2. INCENTIVE AND NON-QUALIFIED STOCK OPTIONS. Two types of options (referred to herein as "options" without distinction between such two types) may be granted under the Plan: Options intended to qualify as incentive stock options ("incentive stock options") under Section 422 of the Internal Revenue Code of 1986, as amended, and any successor statutes ("Code"); and other options not specifically authorized or qualified for favorable income tax treatment by the Code ("non-qualified stock options").

         3. ADMINISTRATION.

                  3.1 Administration by Board. Subject to Section 3.2, the Plan may be administered by the Board of Directors of the Company (the "Board"). Subject to the provisions of the Plan, the Board shall have authority to construe and interpret the Plan, to promulgate, amend, and rescind rules and regulations relating to its administration, from time to time to select from among the eligible employees (as determined pursuant to Section 4) of the Company and its subsidiaries those employees to whom options will be granted, to determine the timing and manner of the grant of the options, to determine the exercise price, the number of shares covered by and all of the terms of the options, to determine the duration and purpose of leaves of absence which may be granted to optionees without constituting termination of their employment for purposes of the Plan, and to make all of the determinations necessary or advisable for administration of the Plan. The interpretation and construction by the Board of any provisions of the Plan, or of any agreement issued and executed under the Plan, shall be final and binding upon all parties. No member of the Board shall be liable for any action or determination undertaken or made in good faith with respect to the Plan or any agreement executed pursuant to the Plan.

                   3.2 Administration by Committee. The Board may, in its sole discretion, delegate any or all of its administrative duties to a committee (the "Committee") of not fewer than two (2) members of the Board, all of the members of which Committee shall be persons who, in the opinion of counsel to the Company, are "non-employee directors" as defined in Rule 16b-3(b)(3)(i) promulgated by the Securities and Exchange Commission, as amended and in effect on and after August 15, 1996, to be appointed by and serve at the pleasure of the Board. From time to time, the Board may increase or decrease (to not less than two members) the size of the Committee, and add additional members to, or remove members from, the Committee. The Committee shall act pursuant to a majority vote, or the written consent of a majority of its members, and minutes shall be kept of all of its meetings and copies thereof shall be provided to the Board. Subject to the provisions of the Plan and the directors of the Board, the Committee may establish and follow such rules and regulations for the conduct of its business as it may deem advisable. No member of the Committee shall be liable for any action or determination undertaken or made in good faith with respect to the Plan or any agreement executed pursuant to the Plan.

         4. ELIGIBILITY. Any employee of the Company or any of its subsidiaries who does not own stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any of its parent or subsidiary corporations shall be eligible to receive an option under the Plan. A director or employee may receive more than one option under the Plan. No director who is not also an employee shall be eligible to receive an option under the Plan.



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
         5. SHARES SUBJECT TO OPTIONS. The stock available for grant of options under the Plan shall be shares of the Company's authorized but unissued, or reacquired, common stock. The aggregate number of shares which may be issued pursuant to exercise of options granted under the Plan (including shares issued from the date of adoption of the Plan) shall not exceed 6,285,000 shares of common stock (subject to adjustment as provided in Section 6.14). In the event that any outstanding option under the Plan for any reason expires or is terminated, the shares of common stock allocable to the unexercised portion of the option shall again be available for options under the Plan as if no option had been granted with respect to such shares.

         6. TERMS AND CONDITIONS OF OPTIONS. Options granted under the Plan shall be evidenced by agreements (which need not be identical) in such form and containing such provisions which are consistent with the Plan as the Board or Committee shall from time to time approve. Each agreement shall specify whether the option granted thereby is an incentive stock option or a non-qualified stock option. Such agreements may incorporate all or any of the terms hereof by reference and shall comply with and be subject to the following terms and conditions:

                  6.1 Number of Shares Subject to Option. Each option agreement shall specify the number of shares subject to the option.

                  6.2 Option Price. The purchase price for the shares subject to any option shall not be less than 100% of the fair market value of the shares of common stock of the Company on the date the option is granted. For purposes of the Plan, the "fair market value" of any share of common stock of the Company at any date shall be (a) if the common stock is listed on an established stock exchange or exchanges, the last reported sale price per share on such date on the principal exchange on which it is traded, or if no sale was made on such date on such principal exchange, at the closing reported bid price on such date on such exchange, or (b) if the common stock is not then listed on an exchange, the last reported sale price per share on such date reported by NASDAQ, or if sales are not reported by NASDAQ or no sale was made on such date, the average of the closing bid and asked prices per share for the common stock in the over-the-counter market as quoted on NASDAQ on such date, or (c) if the common stock is not then listed on an exchange or quoted on NASDAQ, an amount determined in good faith by the Board or the Committee.

                  6.3 Medium and Time of Payment. The purchase price for any shares purchased pursuant to exercise of an option granted under the Plan shall be paid in full upon exercise of the option in cash, or by check, or, at the discretion of the Board or the Committee, upon such terms and conditions as the Board or the Committee shall approve, by transferring to the Company for redemption shares of common stock of the Company at their fair market value (determined in the manner provided in Section 6.2 as of the date provided in Section 6.5). Shares of common stock transferred to the Company upon exercise of an option shall not increase the number of shares available for issuance under the Plan. Notwithstanding the foregoing, the Company may extend and maintain, or arrange for the extension and maintenance of, credit to any optionee to finance the optionee's purchase of shares pursuant to exercise of any option, on such terms as may be approved by the Board or the Committee, subject to applicable regulations of the Federal Reserve Board and any other laws or regulations in effect at the time such credit is extended.

                  6.4 Term of Option. No option granted to an employee (including a director who is an employee) shall be exercisable after the expiration of the earliest of (i) ten years after the date the option is granted, (ii) three months after the date the optionee's employment with the Company and its subsidiaries terminates if such termination is for any reason other than permanent disability, death, or cause, (iii) the date the optionee's employment with the Company and its subsidiaries terminates if such termination is for cause, as determined by the Board or by the Committee, in its sole discretion, or (iv) one year after the date the optionee's employment with the Company and its subsidiaries terminates if such termination is a result of death or permanent disability, or death or permanent disability results within not more than three months of the date on which the optionee ceases to be an employee; provided, however, that the option agreement for any option may provide for shorter periods in each of the foregoing instances. For the purposes of this Section 6.4 (a), "permanent disability" shall mean a disability of the type defined in Section 22(c) (3) of the Code.

                  6.5 Exercise of Option. No option shall be exercisable during the lifetime of an optionee by any person other than the optionee. The Board or the Committee shall have the power to set the time or times within which each option shall be exercisable and to accelerate the time or times of exercise. Unless otherwise provided by the Board or the Committee, each option granted under the Plan shall become exercisable on a cumulative basis as to 25% of the total number of shares covered thereby at any time after one year from the date the option is granted and an additional 6 1/4% of such total number of shares at any time after the end of each consecutive calendar quarter thereafter until the option has become exercisable as to all of such total number of shares. To the extent that an optionee has the right to exercise an option and purchase shares pursuant thereto, the option may be exercised from time to time by written notice to the Company, stating the number of shares being purchased and accompanied by payment in full of the purchase price for such shares. If shares of common stock of the Company are used in part or full payment for the shares to be acquired upon exercise of the option, such shares shall be valued for the purpose of such exchange as of the date of exercise of the option in accordance with the provisions of Sections 6.2 and 6.3. Any certificate(s) for shares of outstanding common stock of the Company used to pay the purchase price shall be accompanied by stock power(s) duly endorsed in blank by the registered holder of the certificate(s) (with the signature thereon guaranteed). In the event the certificate(s) tendered by the optionee in such payment cover more shares than are required for such payment, the certificate(s) shall also be accompanied by instructions from the optionee to the Company's transfer agent with respect to disposition of the balance of the shares covered thereby.

                  6.6 No Transfer of Option. No option shall be transferable by an optionee otherwise than by will or the laws of descent and distribution.

                  6.7 Prior Outstanding Incentive Stock Options. No incentive stock option granted under the Plan prior to 1987 shall be exercisable to any extent at any time while there is outstanding any incentive stock option which was granted prior to the granting of such option to the optionee by the Company or any subsidiary or parent corporation of the Company or any predecessor corporation of the Company or any subsidiary or parent corporation of the Company. For the purpose of this Section 6.7, an option shall be outstanding until such time as the option is exercised in full or expires by reason of lapse of time.

                  6.8 Limit on Incentive Stock Options.

                           (a) The aggregate fair market value (determined as of
the time the option is granted) of the stock for which any employee may be granted incentive stock options in any calendar year commencing after December 31, 1980 and continuing before January 1, 1987 (under all option plans of the Company and its parent and subsidiary corporations) shall not exceed $100,000 plus any unused limit carryover to such year allowed under Section 422(c)(4) of the Code.

                           (b) The aggregate fair market value (determined at
the time the option is granted) of the stock with respect to which incentive stock options granted after December 31, 1986 are exercisable for the first time by an optionee during any calendar year (under all incentive stock option plans of the Company and its subsidiaries) shall not exceed $100,000.

                  6.9 Restriction on Issuance of Shares. The issuance of options and shares shall be subject to compliance with all of the applicable requirements of law with respect to the issuance and sale of securities, including, without limitation, any required qualification under the California Corporate Securities Law of 1968, as amended.

                  6.10 Investment Representation. Any optionee may be required, as a condition of issuance of shares covered by his or her option, to represent that the shares to be acquired pursuant to exercise of the option will be acquired for investment and without a view to distribution thereof, and in such case, the Company may place a legend on the certificate evidencing the shares reflecting the fact that they were acquired for investment and cannot be sold or transferred unless registered under the Securities Act of 1933, as amended, or unless counsel for the Company is satisfied that the circumstances of the proposed transfer do not require such registration.

                  6.11 Rights as a Stockholder or Employee. An optionee or transferee of an option shall have no rights as a stockholder of the Company with respect to any shares covered by any option until the date of issuance of a share certificate for such shares. No adjustment shall be made for dividends (ordinary or extraordinary, whether cash, securities, or other property) or distribution or other rights for which the record date is prior to the date such share certificate is issued, except as provided in Section 6.14. Nothing in the Plan or in any option agreement shall confer upon any employee any right to continue in the employ of the Company or any of its subsidiaries or interfere in any way with any right of the Company or any subsidiary to terminate the optionee's employment at any time.

                  6.12 No Fractional Shares. In no event shall the Company be required to issue fractional shares upon the exercise of an option.

                  6.13 Exercisability in the Event of Death. In the event of the death of the optionee while he or she is an employee and/or director of the Company or any of its subsidiaries or within not more than three months of the date on which he or she ceased to be an employee and/or director, any option or unexercised portion thereof granted to the optionee, to the extent exercisable by him or her on the date of death, may be exercised by the optionee's personal representatives, heirs, or legatees subject to the provisions of Section 6.4 hereof.

                  6.14 Recapitalization or Reorganization of Company. Except as otherwise provided herein, appropriate and proportionate adjustments shall be made in the number and class of shares subject to the Plan and to the option rights granted under the Plan, and the exercise price of such option rights, in the event of a stock dividend (but only on common stock), stock split, reverse stock split, recapitalization, reorganization, merger, consolidation, separation, or like change in the capital structure of the Company. In the event of a liquidation of the Company, or a merger, reorganization, or consolidation of the Company with any other corporation in which the Company is not the surviving corporation or the Company becomes a wholly-owned subsidiary of another corporation, any unexercised options theretofore granted under the Plan shall be deemed canceled unless the surviving corporation in any such merger, reorganization, or consolidation elects to assume the options under the Plan or to use substitute options in place thereof; provided, however, that, notwithstanding the foregoing, if such options would otherwise be canceled in accordance with the foregoing, the optionee shall have the right, exercisable during a ten-day period ending on the fifth day prior to such liquidation, merger, or consolidation, to exercise the optionee's option in whole or in part without regard to any installment exercise provisions in the optionee's option agreement. To the extent that the foregoing adjustments relate to stock or securities of the Company, such adjustments shall be made by the Board or the Committee, the determination of which in that respect shall be final, binding, and conclusive, provided that each option granted pursuant to the Plan shall not be adjusted in a manner that causes the option to fail to continue to qualify as an incentive stock option within the meaning of Section 422 of the Code.

                  6.15 Modification, Extension, and Renewal of Options. Subject to the terms and conditions and within the limitations of the Plan, the Board or Committee may modify, extend, or renew outstanding options granted under the Plan, accept the surrender of outstanding options (to the extent not theretofore exercised), and authorize the granting of new options in substitution therefor (to the extent not theretofore exercised). The Board or Committee shall not, however, modify any outstanding incentive stock option in any manner which would cause the option not to qualify as an incentive stock option within the meaning of Section 422 of the Code. Notwithstanding the foregoing, no modification of an option shall, without the consent of the optionee, alter or impair any rights of the optionee under the option.

                  6.16 Other Provisions. Each option may contain such other terms, provisions, and conditions not inconsistent with the Plan as may be determined by the Board or Committee.

         7. TERMINATION OR AMENDMENT OF PLAN. The Board may at any time terminate or amend the Plan; provided that, without approval of the stockholders of the Company, there shall be, except by operation of the provisions of Section 6.14, no increase in the total number of shares covered by the Plan, no change in the class of persons eligible to receive options granted under the Plan or other material modification of the requirements as to eligibility for participation in the Plan, no material increase in the benefits accruing to participants under the Plan, and no extension of the latest date upon which options may be granted; and provided further that, without the consent of the optionee, no amendment may adversely affect any then outstanding option or any unexercised portion thereof.

         8. INDEMNIFICATION. In addition to such other rights of indemnification as they may have as members of the Board or the Committee, the members of the Board or the Committee administering the Plan shall be indemnified by the Company against reasonable expenses, including attorney's fees, actually and necessarily incurred in connection with the defense of any action, suit, or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan or any option granted thereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Company) or paid by them in satisfaction of a judgment in any action, suit, or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit, or proceeding that such member is liable for negligence or misconduct in the performance of his duties, provided that within 60 days after institution of any such action, suit, or proceeding, the member shall in writing offer the Company the opportunity, at its own expense, to handle and defend the same.

         9. NON-QUALIFIED STOCK OPTION PLAN. The Plan as set forth herein constitutes an amendment and restatement of the Company's Non-Qualified Stock Option Plan which was adopted in November 1980. The Board or the Committee may, in its discretion, authorize the conversion, to the fullest extent permitted by law, of non-qualified stock options granted under the Non-Qualified Stock Option Plan prior to such amendment to incentive stock options under this Plan, as so amended. Any such options converted to incentive stock options shall be treated as incentive stock options for all purposes under the Plan; provided, however, that none of the terms or conditions of any such options, including, but not limited to, the exercise price, the term of the option, and the time(s) within which the option may be exercised, shall be altered or amended by reason of such conversion.

         10. STOCKHOLDER APPROVAL AND TERM OF PLAN. The Plan shall not take effect until approved by the stockholders of the Company. Unless sooner terminated by the Board in its sole discretion, the Plan will expire on September 30, 2003.

                                   APPENDIX C

                               EMULEX CORPORATION

                1997 STOCK OPTION PLAN FOR NON-EMPLOYEE DIRECTORS


1. PURPOSE.

         (a) The purpose of the Emulex Corporation 1997 Stock Option Plan for Non-Employee Directors (the "Plan") is to provide a means by which each director of Emulex Corporation, a Delaware corporation (the "Company"), who is not an employee of the Company or any of its subsidiaries (each such person being hereafter referred to as a "Non-Employee Director") will be given an opportunity to purchase stock of the Company.

         (b) The Company, by means of the Plan, seeks to retain the services of persons now serving as Non-Employee Directors of the Company, to secure and retain the services of persons capable of serving in such capacity, and to provide incentives for such persons to exert maximum efforts for the success of the Company.

2. ADMINISTRATION.

         (a) The Plan shall be administered by the Board of Directors of the Company (the "Board") unless and until the Board delegates administration to a committee, as provided in subparagraph 2(b).

         (b) The Board may delegate administration of the Plan to a committee composed of not fewer than two (2) members of the Board (the "Committee"). If administration is delegated to a Committee, the Committee shall have, in connection with the administration of the Plan, the powers theretofore possessed by the Board, subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. The Board may abolish the Committee at any time and revest in the Board the administration of the Plan. The Committee shall act pursuant to a majority vote or the written consent of a majority of its members, and minutes shall be kept of all of its meetings and copies thereof shall be provided to the Board. Subject to the provisions of the Plan and the directions of the Board, the Committee may establish and follow such rules and regulations for the conduct of its business as it may deem advisable.

         (c) No member of the Board or the Committee shall be liable for any action or determination undertaken or made in good faith with respect to the Plan or any agreement executed pursuant to the Plan.

3. SHARES SUBJECT TO THE PLAN.

         (a) Subject to the provisions of paragraph 10 relating to adjustments upon changes in stock, the stock that may be sold pursuant to options granted under the Plan shall not exceed in the aggregate three hundred thousand (300,000) shares of the Company's common stock (the "Common Stock"). If any option granted under the Plan shall for any reason expire or otherwise terminate without having been exercised in full, the stock not purchased under such option shall again become available for options under the Plan as if no option had been granted with respect to such shares.

         (b) The stock subject to the Plan may be unissued shares or reacquired shares, bought on the market or otherwise.

4. ELIGIBILITY.

         Options shall be granted only to Non-Employee Directors of the Company who are eligible directors at the time of grant. Each Non-Employee Director shall be eligible to receive an option under the Plan if such director is not then an employee of the Company or any of its subsidiaries. A director of the Company shall not be deemed to be an employee of the Company or any of its subsidiaries solely by reason of the existence of an agreement between such director and



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
the Company or any subsidiary thereof pursuant to which the director provides services as a consultant to the Company or its subsidiaries on a regular or occasional basis for compensation.

5. AUTOMATIC GRANTS.

         (a) Each person who is an eligible Non-Employee Director on the date this Plan is first approved by the stockholders of the Company shall, upon such date, automatically be granted an initial option to purchase fifteen thousand (15,000) shares of the Company's Common Stock (subject to adjustment as provided in paragraph 10 hereof) upon the terms and conditions set forth herein.

         (b) Each person who first becomes an eligible Non-Employee Director after the date this Plan is first approved by the stockholders of the Company shall, upon the date of his or her initial qualification as an eligible Non-Employee Director, automatically be granted an initial option to purchase thirty thousand (30,000) shares of the Company's Common Stock (subject to adjustment as provided in paragraph 10 hereof) upon the terms and conditions set forth herein.

         (c) Thereafter, on each anniversary of the date of grant of the initial option to each eligible Non-Employee Director pursuant to subparagraph 5(a) or 5(b), each such eligible Non-Employee Director shall automatically be granted an additional option to purchase ten thousand (10,000) shares of the Company's Common Stock (subject to adjustment as provided in paragraph 10 hereof) upon the terms and conditions set forth herein.

6. OPTION PROVISIONS.

         Each option shall contain the following terms and conditions:

         (a) The term of each option commences on the date it is granted and, unless sooner terminated as set forth herein, expires on the date ("Expiration Date") ten years from the date of grant. The term of each option may terminate sooner than such Expiration Date if the optionee's service as a director of the Company terminates for any reason or for no reason. In the event of such termination of service, the option shall terminate on the earlier of the Expiration Date or the date one year following the date of termination of service. In any and all circumstances, an option may be exercised following termination of the optionee's service as a director of the Company only as to that number of shares as to which it was exercisable on the date of termination of such service under the provisions of subparagraph 6(e). Notwithstanding the foregoing, if exercise within the foregoing periods is prohibited under paragraph 13 below, the term of the option shall be extended to a date thirty
(30) days following the first date on which the condition of paragraph 13 of the Plan has been met, and the option shall be exercisable as to that number of shares that could have been exercised on the date of termination of service had the condition of paragraph 13 been satisfied on that date.

         (b) The exercise price of each option shall be one hundred percent (100%) of the fair market value of the stock subject to such option on the date such option is granted. For purposes of the Plan, the "fair market value" of any share of Common Stock of the Company at any date shall be (i) if the Common Stock is listed on an established stock exchange or exchanges, the last reported sale price per share on such date on the principal exchange on which it is traded, or if no sale was made on such day on such principal exchange, at the closing reported bid price on such day on such exchange, (ii) if the Common Stock is not then listed on an exchange, the last reported sale price per share on such date reported by NASDAQ, or if sales are not reported by NASDAQ or no sale was made on such day, the average of the closing bid and asked prices per share for the Common Stock in the over-the-counter market as quoted on NASDAQ on such day, or (iii) if the Common Stock is not then listed on an exchange or quoted on NASDAQ, an amount determined in good faith by the Board or the Committee.

         (c) An option that is exercisable may be exercised by the delivery to the Company of written notice of exercise on any business day, at the Company's principal office, addressed to the attention of the Board or the Committee. Such notice shall specify the number of shares of Common Stock with respect to which the option is being exercised and shall be accompanied by payment in full of the exercise price per share of the shares of Common Stock for which the option is being exercised. Payment of the exercise price of each option is due in full in cash upon any exercise when the number of shares being purchased upon such exercise is less than 1,000 shares; but when the number of shares being



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
purchased upon an exercise is 1,000 or more shares, the optionee may elect to make payment of the exercise price under one of the following alternatives:

                  (i) Payment of the exercise price per share in cash at the time of exercise; or

                  (ii) Provided that at the time of exercise the Company's Common Stock is publicly traded and quoted regularly in The Wall Street Journal, payment by delivery of already owned shares of Common Stock of the Company owned by the optionee for at least six (6) months and owned free and clear of any liens, claims, encumbrances or security interests, which Common Stock shall be valued at fair market value on the date of exercise; or

                  (iii) Provided that at the time of exercise the Company's Common Stock is publicly traded and quoted regularly in The Wall Street Journal, a copy of instructions to a broker directing such broker to sell the Common Stock for which such Option is exercised, and to remit to the Company the aggregate exercise price of such Stock Option (a "cashless exercise"). Payment in full of the exercise price per share need not accompany the written notice of exercise provided that the notice of exercise directs that the certificate or certificates for the shares of Common Stock for which the option is exercised be delivered to a licensed broker acceptable to the Company as the agent for the individual exercising the option and, at the time such certificate or certificates are delivered, the broker tenders to the Company cash (or cash equivalents acceptable to the Company) equal to the exercise price per share for the shares of Common Stock purchased pursuant to the exercise of the option plus the amount (if any) of federal and/or other taxes which the Company may, in its judgment, be required to withhold with respect to the exercise of the option.

                  (iv) Payment by a combination of the methods of payment specified in subparagraphs 6(c)(i), 6(c)(ii) and 6(c)(iii) above.

         (d) An option shall not be transferable except by will or by the laws of descent and distribution or pursuant to a qualified domestic relations order as defined by the Internal Revenue Code of 1986, as amended (the "Code"), or Title I of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or the rules thereunder (a "QDRO"), and shall be exercisable during the lifetime of the person to whom the option is granted only by such person or by his guardian or legal representative or any transferee pursuant to a QDRO.

         (e) The options shall become exercisable in installments as follows:

                  (i) Each of the options described in subparagraph 5(a) or 5(b) shall become exercisable in installments as follows: one-third (1/3) of the shares covered by the option (10,000 shares) on each of the first three anniversaries of the date of grant, until all the shares have become purchasable, provided that options shall become exercisable only during periods that the optionee is a director of the Company.

                  (ii) Each of the options described in subparagraph 5(c) shall become exercisable in installments as follows: one-half (1/2) of the shares covered by the option (5,000 shares) on the date six (6) months after the date of grant, one-fourth (1/4) of the shares covered by the option (2,500 shares) on the date nine (9) months after the date of grant, and one-fourth (1/4) of the shares covered by the option (2,500 shares) on the first anniversary of the date of grant, until all the shares have become purchasable; provided that options shall become exercisable only during periods that the optionee is a director of the Company.

                  (iii) Subject to the limitations contained herein, including, without limitation, those contained in subparagraph 13(b), each option shall be exercisable with respect to each installment on or after the date of exercisability applicable to such installment.

         (f) Each option shall contain a representation and any optionee may be required, as a condition of the grant of the option and the issuance of shares covered by his or her option, to represent that the option and the shares to be acquired pursuant to exercise of the option will be acquired for investment and without a view to distribution thereof. In addition, the Company may require any optionee or any person to whom an option is transferred under subparagraph 6(d), as a condition of exercising any such option: (i) to give written assurances satisfactory to the Company as to the optionee's knowledge and experience in financial and business matters; and (ii) to give written assurances satisfactory to the Company stating that such person is acquiring the stock subject to the option for such person's own account and not with any present intention of selling or otherwise distributing the stock. These requirements, and any assurances given pursuant to such requirements, shall be inoperative if (A) the issuance of the shares upon the exercise of the option has been registered under a then currently effective registration statement under the Securities Act of 1933, as amended (the "Securities Act"), or (B) as to any particular requirement, a determination is made by counsel for the Company that such requirement need not be met in the circumstances under the then applicable securities laws.

         (g) Notwithstanding anything to the contrary contained herein, an option may not be exercised unless the shares issuable upon exercise of such option are then registered under the Securities Act or, if such shares are not then so registered, the Company has determined that such exercise and issuance would be exempt from the registration requirements of the Securities Act.

7. COVENANTS OF THE COMPANY.

         (a) During the terms of the options granted under the Plan, the Company shall keep available at all times the number of shares of stock required to satisfy such options.

         (b) The Company shall seek to obtain from each regulatory commission or agency having jurisdiction over the Plan such authority as may be required to issue and sell shares of stock upon exercise of the options granted under the Plan; provided, however, that this undertaking shall not require the Company to register under the Securities Act either the Plan, any option granted under the Plan or any stock issued or issuable pursuant to any such option. If the Company is unable to obtain from any such regulatory commission or agency the authority which counsel for the Company deems necessary for the lawful issuance and sale of stock under the Plan, the Company shall be relieved from any liability for failure to issue and sell stock upon exercise of such options.

8. USE OF PROCEEDS FROM STOCK.

         Proceeds from the sale of stock pursuant to options granted under the Plan shall constitute general funds of the Company.

9. MISCELLANEOUS.

         (a) Neither an optionee nor any person to whom an option is transferred under subparagraph 6(d) shall be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares subject to such option unless and until such person has satisfied all requirements for exercise of the option pursuant to its terms,

         (b) Nothing in the Plan or in any instrument executed pursuant thereto shall confer upon any Non-Employee Director any right to continue in the service of the Company or shall affect any right of the Company or its Board or stockholders to terminate the service of any Non-Employee Director with or without cause.

         (c) No Non-Employee Director, individually or as a member of a group, and no beneficiary or other person claiming under or through him or her, shall have any right, title or interest in or to any option reserved for the purposes of the Plan except as to such shares of Common Stock, if any, as shall have been reserved for him or her pursuant to an option granted to him or her.

         (d) In connection with each option made pursuant to the Plan, it shall be a condition precedent to the Company's obligation to issue or transfer shares to a Non-Employee Director or to evidence the removal of any restrictions on transfer that such Non-Employee Director make arrangements satisfactory to the Company to insure that the amount of any federal or other withholding tax required to be withheld with respect to such sale or transfer, or such removal or lapse, is made available to the Company for timely payment of such tax. The Non-Employee Director may satisfy any federal, state or local tax withholding obligation relating to the exercise of such option by any of the following means or by a combination of such means: (i) tendering a cash payment; (ii) authorizing the Company to withhold from the shares of Common Stock otherwise issuable to the participant as a result of the exercise of the stock option a number of shares having a fair market value less than or equal to the amount of withholding tax obligation; or
(iii) delivering to the Company owned and unencumbered shares of Common Stock having a fair market value less than or equal to the amount of the withholding tax obligation.

         (e) In the event of the death of an optionee, any option (or unexercised portion thereof) held by the optionee, to the extent exercisable by him or her on the date of death, may be exercised by the optionee's personal representatives, heirs, or legatees subject to the provisions of subparagraphs 6(a) and 6(e) hereof.

10. ADJUSTMENTS UPON CHANGES IN STOCK.

         (a) If any change is made in the stock subject to the Plan or subject to any option granted under the Plan (through merger, consolidation, reorganization, recapitalization, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or otherwise), the Plan and outstanding options will be appropriately adjusted in the class(es) and maximum number of shares subject to the Plan and the class(es) and number of shares and price per share of stock subject to outstanding options.

         (b) In the event of a liquidation of the Company, or a merger, reorganization, or consolidation of the Company with any other corporation in which the Company is not the surviving corporation or the Company becomes a subsidiary of another corporation, any unexercised options theretofore granted under the Plan shall be deemed canceled unless the surviving corporation in any such merger, reorganization, or consolidation elects to assume the options under the Plan or to use substitute options in place thereof; provided, however, that, notwithstanding the foregoing, if such options would otherwise be canceled in accordance with the foregoing, the optionee shall have the right, exercisable during a ten-day period ending on the fifth day prior to such liquidation, merger, or consolidation, to fully exercise the optionee's option in whole or in part without regard to any installment exercise provisions otherwise provided by subparagraph 6(e). In the event of a Change in Control of the Company, as defined below, any unexercised option theretofore granted under the Plan which is not then already exercisable as to all of the shares subject to the option shall become exercisable upon such Change in Control in addition to the shares, if any, as to which the option is already exercisable. To the extent that the foregoing adjustments relate to stock or securities of the Company, such adjustments shall be made by the Board or the Committee, the determination of which in that respect shall be final, binding, and conclusive. A "Change in Control" shall be deemed to have occurred if:

                  (i) any person, or any two or more persons acting as a group, and all affiliates of such person or persons, shall own beneficially one-third (1/3) or more of the common stock of the Company outstanding; or

                  (ii)     if following:

                           (A) a tender or exchange offer for voting securities of the Company (other than any such offer made by the Company), or

                           (B) a proxy contest for election of directors of the Company,

                           the persons who were directors of the Company immediately before the initiation of such event (or directors who were appointed by such directors) cease to constitute a majority of the Board of the Company upon the completion of such tender or exchange offer or proxy contest or within one year after such completion.

11. AMENDMENT OF THE PLAN.

         (a) The Board at any time, and from time to time, may amend the Plan. However, except as provided in paragraph 10 relating to adjustments upon changes in stock, no amendment shall be effective unless approved by the vote of the majority of the shares of the Company represented and voting at a duly held meeting within twelve (12) months before or after the adoption of the amendment, where the amendment will:

                  (i) Materially increase the number of shares which may be issued under the Plan;

                  (ii) Materially modify the requirements as to eligibility for participation in the Plan; or

                  (iii) Materially increase the benefits accruing to participants under the Plan, whether by increasing the number of shares for which an option may be granted to an optionee or otherwise.

         (b) Rights and obligations under any option granted before amendment of the Plan shall not be altered or impaired by any amendment of the Plan except with the consent of the person to whom the option was granted.

12. TERMINATION OR SUSPENSION OF THE PLAN.

         (a) The Board may suspend or terminate the Plan at any time. Unless sooner terminated, the Plan shall terminate on October 31, 2007. No options may be granted under the Plan while the Plan is suspended or after it is terminated.

         (b) Rights and obligations under any option granted while the Plan is in effect shall not be altered or impaired by suspension or termination of the Plan except with the consent of the person to whom the option was granted.

         (c) The Plan shall terminate upon the occurrence of any of the events described in subparagraph 10(b) above.

13. EFFECTIVE DATE OF PLAN; CONDITIONS OF EXERCISE.

         The Plan shall become effective on November 1, 1997, subject to the condition subsequent that the Plan is approved by the vote or written consent of the holders of a majority of the shares of the Company represented and voting at the next special or annual meeting of stockholders of the Company. No option shall be granted under the Plan unless and until the stockholder approval condition of this paragraph 13 has been satisfied.

14. INDEMNIFICATION.

         In addition to such other rights of indemnification as they may have as members of the Board or the Committee, the members of the Board or the Committee administering the Plan shall be indemnified by the Company against reasonable expenses, including attorneys' fees, actually and necessarily incurred in connection with the defense of any action, suit, or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan or any option granted thereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Company) or paid by them in satisfaction of a judgment in any action, suit, or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit, or proceeding that such member is liable for negligence or misconduct in the performance of his or her duties, provided that within 60 days after institution of any such action, suit, or proceeding, the member shall in writing offer the Company the opportunity, at its own expense, to handle and defend the same.

15. CAPTIONS.

         The use of captions in this Plan or any related option agreement is for the convenience of reference only and shall not affect the meaning of any provision of the Plan or such option agreement.

16. OTHER PROVISIONS.

         Each option granted under the Plan may contain such other terms and conditions not inconsistent with the Plan as may be determined by the Board or Committee, in its sole discretion.

17. NUMBER AND GENDER.

         With respect to words used in this Plan, the singular form shall include the plural form, the masculine gender shall include the feminine gender, etc., as the context requires.

18. SEVERABILITY.

         If any provision of the Plan or any option agreement shall be determined to be illegal or unenforceable by any court of law in any jurisdiction, the remaining provisions hereof and thereof shall be severable and enforceable in accordance with their terms, and all provisions shall remain enforceable in any other jurisdiction.

19. GOVERNING LAW.

         The validity and construction of this Plan and the instruments evidencing the options granted hereunder shall be governed by and construed in accordance with the laws of the State of California.

PROXY

                               EMULEX CORPORATION
                             3535 HARBOR BOULEVARD
                          COSTA MESA, CALIFORNIA 92626

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

        The undersigned hereby appoints Fred B. Cox and Robert H. Goon as Proxies, each with the power to appoint his substitute, and hereby authorizes them or either of them to represent and to vote as designated on the reverse side, all the shares of common stock of Emulex Corporation held of record by the undersigned at the close of business on October 4, 1999, at the Annual Meeting of Stockholders to be held on November 18, 1999, or any adjournment thereof.

                           -- FOLD AND DETACH HERE --

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER, IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2, 3, 4 AND 5.

Please mark you votes [X] as indicated in this example.

1. ELECTION OF DIRECTORS              (INSTRUCTION: To withhold authority to
                                      vote for any individual nominees, mark the box next to the nominee's name below):

   FOR all nominees                 WITHHHOLD
   listed to the right              AUTHORITY           [ ] Fred B. Cox           [ ] Robert H. Goon
   (except as marked       to vote for all nominees     [ ] Michael P. Downey     [ ] Don M. Lyle
   to the contrary)           listed to the right       [ ] Paul F. Folino

2. RATIFICATION OF SELECTION OF INDEPENDENT PUBLIC ACCOUNTANTS

   FOR      AGAINST      ABSTAIN
   [ ]        [ ]          [ ]

3. AMENDMENT OF THE CERTIFICATE OF INCORPORATION

   FOR      AGAINST      ABSTAIN
   [ ]        [ ]          [ ]

4. APPROVAL OF AMENDMENT OF THE EMPLOYEE STOCK OPTION PLAN

   FOR      AGAINST      ABSTAIN
   [ ]        [ ]          [ ]

5. APPROVAL OF AMENDMENT OF THE 1997 STOCK OPTION PLAN FOR NON-EMPLOYEE
   DIRECTORS

   FOR      AGAINST      ABSTAIN
   [ ]        [ ]          [ ]

6. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

                                      Dated:                              , 1999
                                            ------------------------------


                                      ------------------------------------------
                                                      Signature

                                      ------------------------------------------
                                               Signature if held jointly


                                      Please sign exactly as name appears
                                      hereon. When shares are held by joint
                                      tenants, both should sign. When signing
                                      as attorney, executor, administrator,
                                      trustee, or guardian, please give full
                                      title as such. If a corporation, please
                                      sign in full corporate name of the
                                      President or other authorized officer. If a partnership,
                                   please sign in partnership name by authorized person.

                                     PLEASE READ, SIGN, DATE, AND RETURN THIS
                                     PROXY CARD PROMPTLY USING THE ENCLOSED
                                     ENVELOPE.


                            --FOLD AND DETACH HERE--

                               EMULEX CORPORATION

                     YOUR VOTE IS IMPORTANT TO THE COMPANY

                      PLEASE SIGN AND RETURN YOUR PROXY BY
                    TEARING OFF THE TOP PORTION OF THE SHEET
             AND RETURNING IT IN THE ENCLOSED POSTAGE-PAID ENVELOPE